UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-23474)

KKR Credit Opportunities Portfolio
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Lori Hoffman
KKR Credit Advisors (US) LLC
555 California Street, 50th Floor
San Francisco, CA 94104
(Name and address of agent for service)

(415) 315-3620
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2024
Date of reporting period: October 31, 2024

Item 1. Reports to Stockholders.

KKR Credit Opportunities Portfolio
Annual Report
October 31, 2024

Credit Opportunities Portfolio	October 31, 2024

The KKR Credit Opportunities Portfolio (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT is available on the Commission’s website at www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent year ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at www.sec.gov.
INFORMATION ABOUT THE FUND’S TRUSTEES
The statement of additional information includes information about the Fund’s Trustees and is available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at kkrfunds.com/kcop.

Credit Opportunities Portfolio	October 31, 2024

Management’s Discussion of Fund Performance

Looking Back on the Markets – October 31, 2024

Resilience in corporate fundamentals and a shortfall of new issuance relative to investor demand have allowed liquid credit markets to navigate the uncertainty associated with geopolitical events, US elections and evolving U.S. Federal Reserve (“Fed”) policy. As a result, the remainder of 2024 appears likely to follow the preceding twelve months as a strong year for credit investors. Spreads continue to grind tighter, defaults have remained low, and new issuance remains insufficient to meet investor demand resulting in technical price support across asset classes. The result has been strong performance for both high yield bonds and bank loans as the asset classes have posted returns over the last 12 months of +16.5%1 and +10.6%2, respectively.

Arguably the most important thematic development from the last 12 months occurred in September as the Federal Open Market Committee announced a long-anticipated 50 basis point (“bp” or “bps”) reduction to the federal funds rate. This pivot toward more accommodative policy from the Fed is, in our view, likely to have significant impacts on credit markets and mergers and acquisitions ("M&A") activity, but we are also paying attention to how this policy shift will affect economic growth as both the U.S. and European economies have shown recent signs of slowing. Amidst this policy shift, we remain focused on making long-term, fundamentally sound decisions, positioning our portfolios proactively and supporting the development of a dynamic credit investment platform which will allow us to effectively navigate the ever-evolving global landscape. Whether through portfolio construction, evolving investment strategies, and/or continuously refining our risk management processes to support a broader opportunity set, we remain committed to architecting an approach for longevity that maintains the flexibility to stay nimble rather than prioritizing short-term gains.

As we look prospectively and think about how this shapes our outlook, we have observed the following key themes and opportunities in broader markets:

1.We are hopeful that a more accommodative policy backdrop can spur stronger M&A activity in the coming months and years relative to the cool market of 2022 and 2023. We note a recent positive development in that, for the first time in nearly two years, buyouts, acquisitions, and recapitalizations outpaced refinancings following the Fed’s rate cut decision.
2.We infer from the Fed’s decision to cut by 50bps, rather than 25bps, a signal that 1) the labor market may be softer than expected and 2) rates are too high relative to post-pandemic GDP growth.
3.Today’s non-obvious market leads us to maintain our focus on carry over convexity alongside evergreen principles for credit investing – prioritizing consistency and preservation of capital in contrast to chasing short-term gains. As the market evolves, it will demand our continued focus on future-proofing our platform through investments in origination, portfolio construction, risk management, and organizational collaboration.

Earlier in the year, we advocated for keeping things simple as investors could be well compensated with carry in exchange for their patience and prudent decision making. This advice still holds but as spreads have continued to tighten and the economy shows clearer signs of slowing, we recognize that this strategy will likely need to evolve. Looking forward, we expect long term credit spreads to widen as investors demand additional risk premium at the long end of the yield curve. However, if M&A activity falters and new issuance remains suppressed, we could envisage further spread-tightening in the near term given the global net-negative supply in the market.

We remain steadfast in our belief that credit markets will challenge investors’ resilience going forward. In light of rising macro and geopolitical uncertainty, constructing a multi-asset credit portfolio with an eye toward a materially larger diversification strategy is, we believe, one of the few proactive approaches to future-proofing a portfolio’s credit exposure. Despite these challenges, we remain optimistic about our platform and the asset class broadly. From the start of our credit business in 2004, we have focused on improving, adapting, and seeking new investment and origination capabilities. In today’s environment, we believe that creativity within the capital structure, ingenuity with solutions, and thoughtful portfolio construction are more important than ever. We also believe that differentiated origination and long-term thinking are essential; it’s no longer enough to simply jump at a trade to set it and forget it. In our view, investors should continue to focus on absolute yield and credit's relative dependability. After all, prospective returns today are more attractive than they were for the ten years post-Global Financial Crisis. This is why we believe that staying invested is key — carefully managing risk and strategically leveraging carry over convexity when appropriate. We believe that challenges will persist and it will be hard, from increased dispersion and
1 Source: Bloomberg. High Yield Bonds represented by the ICE BofA US High Yield Index. Performance is from October 31, 2023 to October 31, 2024.
2 Source: Bloomberg. Bank Loans represented by the Morningstar LSTA US Leveraged Loan Total Return USD Index. Performance is from October 31, 2023 to October 31, 2024.

Credit Opportunities Portfolio	October 31, 2024

tightening spreads to a slowing economy. But, in our view, that is exactly why having a broad set of tools and a trusted and dedicated team with aligned incentives is critical to performing in this environment.

Traded Credit Markets

In a world growing more complex by the day, what does it really mean to keep it simple, and how can investors embrace steady ingenuity? For credit investors, simplicity lies in adhering to the core principles of credit: focusing on high-quality credit selection, avoiding the temptation to chase yield by taking on excessive risk, and staying agile and innovative as markets shift and evolve both in the short term and the long term. By grounding decisions in these fundamental pillars, we believe that investors can navigate complexity, uncertainty, and volatility effectively while also providing creative capital solutions amid shifts in the public capital markets.

In today’s market, we recognize challenges presented by tight spreads and limited supply. US High Yield spreads have compressed from 339bps at the beginning of the year to 288bps3 with current levels representing some of the tightest spreads in the last decade. U.S. and European loan spreads, too, are tight although, current levels of 422bps and 461bps4 rank only in the 69th and 61st percentile, respectively. In contrast to relatively unattractive spreads, all-in yields remain much more compelling with High Yield and Loan markets across the U.S. and Europe all ranking in the highest 1/3rd of periods over the last decade5. We also remain encouraged by the uptick in M&A activity which should increase our ability to source quality of carry in traded credit, even if these credits continue trading tight to safer assets.

A theme we discussed earlier in the year, but which remains deeply relevant, is the ability for investors to deploy capital immediately into liquid credit in contrast to less liquid strategies. Investors kept on the sidelines by economic uncertainty in 2023 or fear of being too ‘late’ in 2024 have missed out on very strong returns in traded credit.

Remember that yield to maturity (“YTM”) across the credit landscape was attractive throughout this period – and, in our view, still is.

Looking prospectively, we anticipate that dispersion will continue to widen, consistent with our framework of rolling-recessions across sectors. Despite the Fed having now pivoted toward easing financial conditions, we expect a higher “resting heartrate” for interest rates and inflation which could continue to put pressure on corporate earnings and drive the aforementioned dispersion between winners and losers. We see this environment of wider dispersion as creating a greater opportunity set for active credit-pickers to drive outperformance through idiosyncratic risk-taking. Given our views and expectations, we believe our flexible mandate ensures our ability to toggle between asset classes as rates and spreads markets evolve.

Private Credit Markets

Credit markets have changed in fundamental ways over the last 15 years—shifting corporate borrowing away from syndicated markets and towards private credit. Banks began shrinking the scope of their lending activity after the Global Financial Crisis, and the pullback has continued post-COVID and in the face of the U.S. regional banking scare in March 2023. As a result of the most recent retrenchment, the loan syndication machine broke down, conditions for high yield issuance became unpredictable, and the IPO well ran dry. What was left? Private credit, which has steadily taken share from syndicated markets and moved out of the realm of the middle-market to become a viable means for financing larger deals. Meanwhile, more recently, private asset-based finance strategies have seen a growing number of attractive opportunities to lend against portfolios of high-quality assets as regional banks have started to look to shed portfolios of loans or exit from lending against certain assets. As private lending continues to afford more flexibility and certainty to borrowers and sponsors, it has become a mainstay source of financing. We see this coexisting with syndicated markets as they continue to reopen and normalize. Finally, we expect that private lenders should benefit from overall growth in the market due to increased transaction activity, and we are optimistic for a strong vintage in 2025.

On the demand side, we see a trend in which private credit is becoming a more permanent allocation for investors. Typically, we have seen the core allocations within private credit take on the role of an income strategy that can be supplemented by opportunistic, higher-yielding corporate lending strategies or private strategies that are uncorrelated to developed market corporate risk, such as asset-based. It’s also important to consider that private equity funds hold more than $2 trillion of dry powder and will need both public and private credit to finance deals. Indeed, the pace of
3 Source: Bloomberg. High Yield Bonds represented by the ICE BofA US High Yield Index. Performance is from October 31, 2023 to October 31, 2024.
4 Source: Bloomberg. Bank Loans represented by the Morningstar LSTA US Leveraged Loan Total Return USD Index. Performance is from October 31, 2023 to October 31, 2024.
5 Source: KKR analysis using data from Bloomberg, ICE BofA US High Yield Index and Morningstar LSTA US Leveraged Loan Total Return USD Index

Credit Opportunities Portfolio	October 31, 2024

growth in private credit is sustainable, but it need not usurp liquid credit’s traditional role. We see them working more in tandem, even in the same deal at different points in the capital structure.

Private Corporate Direct Lending

The rising rate / inflationary environment that persisted in 2023 caused syndicated capital markets to largely pause amid growing uncertainty from issuers, which provided an opportunity for private lenders to step in to bring deals to market. This dynamic has shifted YTD as syndicated markets have opened back up, but we are still seeing appetite from issuers to seek private deals that offer more certainty, customization and have a longer-term orientation. We have invested heavily into our team and platform over the last few years and are confident in our ability to maintain our origination volume and network in an increasingly competitive market.

Private Asset-Based Finance

Private asset-based finance is a large asset class that reaches across many different segments of the economy. Disintermediation in the banking sector has been expansionary for the asset class since the financial crisis, and more recently the regional banking dislocation in the U.S. has provided unique opportunities to be a private provider of capital as they look to sell portfolios of assets to shore up liquidity. As we continue, we have sought to diligence funding originators with long track records and in sectors where we are more favorably biased – namely, lending to more prime borrower segments and on a collateralized basis. We also prefer secured risk over unsecured and have found opportunities across diverse collateral such as auto loans, mortgages, and equipment leasing. Finally, we also favor real assets which can provide a natural hedge in today’s high inflationary environment.

Fund Description & Performance

KKR Credit Opportunities Portfolio (“KCOP” or, the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to seek to provide attractive risk-adjusted returns and high current income. The Fund seeks to achieve its investment objectives by investing in a select portfolio with exposure to two primary credit strategies:

•Opportunistic Credit, a conviction-based approach investing in a portfolio consisting primarily of publicly traded high yield bonds, first and second lien secured bank loans and structured credit (e.g., collateralized loan obligations (“CLOs”) and mezzanine debt); and
•Private Credit, which includes directly originated hard and financial asset-based lending, corporate mezzanine debt, as well as directly originated first lien, second lien and unitranche senior loans to primarily upper middle-market companies.

The Fund expects, under normal circumstances, to invest 70-80% of its Managed Assets in the Opportunistic Credit strategy and 20-30% of its Managed Assets in the Private Credit strategy, though the Fund’s allocation in investments could vary from these guidelines at any time in the Fund’s discretion. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

With respect to performance, strong momentum from 2023 has continued into 2024 on both an absolute basis and relative to broader leveraged credit markets. For the 12-month period ended October 31, 2024, the Fund’s total return, net of fees and inclusive of dividends, was as follows for each share class: 16.80% (Class I), 16.53% (Class D), 15.88% (Class U), 15.90% (Class T – No Sales Load) and 13.58% (Class T – With Sales Load)6. By comparison, high yield (as measured by the ICE BofA US High Yield Index) returned 16.46% and leveraged loans (as measured by the Morningstar LSTA US Leveraged Loan Index) returned 10.56%.

Looking at the trailing 12-month period, continued strong performance for credit markets has remained supportive for KCOP. Credit spreads have continued to tighten as attractive all in yields combined with limited new issue supply have resulted in robust total return. We also note the Fund’s use of leverage which has amplified returns in periods of positive performance and diluted returns in periods of negative performance. Over longer horizons, we believe leverage adds substantial value to the Fund, as reflected in the portfolio’s yield profile.

Diving into the Fund’s performance drivers, positions within the services, healthcare, and basic industry sectors were the top contributors during the period. On an asset class basis, leveraged loan and high yield bond positions were the strongest performers followed by structured credit, convertible bonds, and finally private credit. Performance was
6 Source: Performance data from US Bank as of October 31,2024

Credit Opportunities Portfolio	October 31, 2024

positive across all rating cohorts with the exception of CC & below rated assets – importantly, a lower relative allocation for the Fund. Notably strong was the selection of both Non Rated credits and the CCC-rated cohort of the market which, in aggregate, comprised ~78.2% of the portfolio on average.

As of October 31, 2024, the Fund’s portfolio is comprised of the following:

Investments in securities	Level 1	Level 2	Level 3	Total
Leveraged Loans	—%	35.83%	16.15%	51.98%
High Yield Securities	—%	37.45%	0.54%	37.99%
Asset Backed Securities	—%	—%	7.08%	7.08%
Equity & Other Investments	—%	—%	2.95%	2.95%
Total investments in securities	—%	73.28%	26.72%	100.00%

Business Updates

We thank you for your partnership and continued investment in KCOP. We look forward to continued communications and will keep you apprised of the progress of KCOP specifically and the leveraged finance marketplace generally. Fund information is available on our website at kkrfunds.com/kcop.

Disclosures

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. “Yankee” bonds (debt of foreign issuers issued in the US domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100.0 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments. The index was rolled out in 2000, and it was backloaded with four years of data dating to 1997.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kcop for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than US investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Credit Opportunities Portfolio	October 31, 2024

Average Annual Total Returns Year Ended October 31, 2024	One Year	Since Inception	Value of $1,000,000 investment at the time of inception as of 10/31/2024

KKR Credit Opportunities Portfolio			in thousands
Class I (commenced operations on 2/28/2020)	16.80%	7.79%	$1,420
Class T (commenced operations on 6/1/2020)	15.90%	6.85%	$1,340
Class U (commenced operations on 9/1/2020)	15.88%	5.77%	$1,263
Class D (commenced operations on 1/31/2022)	16.53%	5.17%	$1,148
ICE BofA Merrill Lynch High Yield Master II Index®	16.55%	4.57%	$1,232
Morningstar LSTA US Leveraged Loan Index	10.56%	6.14%	$1,321
Past performance is not an indication of future results. The above graph and average annual total returns table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Credit Opportunities Portfolio	October 31, 2024

Schedule of Investments
(in thousands, except share data)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Leveraged Loans - 65.50%

Aerospace & Defense - 0.24%
Altitude II IRL WH Borrower DAC	Revolver 1L 05/23	SOFR + 10.00%	1/12/2030	USD	41	$25	(b) (g)
Ultra Electronics Holdings Ltd	TL 1L B 11/21	SOFR + 3.75%	8/3/2029	USD	131	127
Ultra Electronics Holdings Ltd	TL 1L B 11/21	EURIBOR + 3.75%	8/6/2029	EUR	104	109
Vertex Aerospace Services LLC	TL 1L B 12/21	SOFR + 2.75%	12/6/2030	USD	1,520	1,523

Agricultural Products & Services - 0.05%
Bloom Fresh International Limited	TL 1L B1 07/23	SOFR + 5.25%	8/9/2030	USD	275	278	(b)
Bloom Fresh International Limited	TL 1L B2 08/23	EURIBOR + 5.25%	8/9/2030	EUR	61	67	(b)

Air Freight & Logistics - 1.08%
CSafe Global	Revolver 1L 03/24	SOFR + 5.75%	3/8/2029	USD	36	36	(a) (b)
CSafe Global	TL 1L 03/24	SONIA + 5.75%	12/14/2028	GBP	49	63	(a) (b)
CSafe Global	TL 1L 03/24	SOFR + 5.75%	12/14/2028	USD	348	351	(a) (b)
CSafe Global	TL 1L DD 03/24	SOFR + 5.75%	12/14/2028	USD	15	15	(a) (b)
Envirotainer Ltd	TL 1L B1 07/22	EURIBOR + 5.75%	7/30/2029	EUR	4,740	5,158	(a) (b)
Envirotainer Ltd	TL 1L B2 07/22	SOFR + 5.75%	7/30/2029	USD	2,412	2,412	(a) (b)
Envirotainer Ltd	TL 1L DD 07/22	EURIBOR + 5.75%	7/30/2029	EUR	865	—	(a) (b) (g)

Alternative Carriers - 1.48%
Level 3 Financing Inc	TL 1L B1 03/24	SOFR + 6.56%	4/15/2029	USD	4,385	4,483
Level 3 Financing Inc	TL 1L B2 03/24	SOFR + 6.56%	4/15/2030	USD	6,309	6,448

Application Software - 5.36%
Avetta LLC	Revolver 1L 07/24	SOFR + 4.50%	7/26/2030	USD	5	—	(a) (b) (g)
Avetta LLC	Revolver 1L 07/24	SOFR + 4.50%	7/26/2030	USD	11	—	(a) (b) (g)
Avetta LLC	TL 1L 07/24	SOFR + 4.50%	7/26/2031	USD	94	93	(a) (b)
Avetta LLC	TL 1L DD 07/24	SOFR + 4.50%	7/26/2031	USD	23	—	(a) (b) (g)
Follett Software Co	Revolver 1L 08/21	SOFR + 5.00%	8/31/2027	USD	136	—	(a) (b) (g)
Follett Software Co	TL 1L 08/21	SOFR + 5.00%	8/31/2028	USD	1,507	1,511	(a) (b)
Granicus Inc	Revolver 1L 01/24	SOFR + 5.25%	1/17/2031	USD	23	1	(a) (b) (g)
Granicus Inc	TL 1L 01/24	2.25% PIK, SOFR + 3.50%	1/17/2031	USD	164	166	(a) (b) (d)
Granicus Inc	TL 1L DD 01/24	2.25% PIK, SOFR + 3.50%	1/17/2031	USD	24	24	(a) (b) (d)
Med-Metrix	Revolver 1L 09/21	SOFR + 5.00%	9/15/2027	USD	159	—	(a) (b) (g)
Med-Metrix	TL 1L 09/21	SOFR + 5.00%	9/15/2027	USD	1,233	1,239	(a) (b)
Med-Metrix	TL 1L DD 09/21	SOFR + 5.00%	9/15/2027	USD	627	630	(a) (b)
Personify Health Inc	TL 1L 11/23 PIK	3.00% PIK, SOFR + 3.25%	11/8/2029	USD	218	221	(b) (d)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
RealPage Inc	TL 2L 02/21	SOFR + 6.50%	4/23/2029	USD	3,827	$3,749
Solera LLC	TL 2L 06/21 PIK Toggle	SOFR + 9.00%	6/4/2029	USD	17,315	17,315	(a) (b)
TIBCO Software Inc	TL 1L B 05/24	SOFR + 4.00%	3/30/2029	USD	13,140	13,152
Unit4 NV	TL 1L 04/21	EURIBOR + 3.50%	6/29/2028	EUR	1,331	1,438
Zellis Holdings Ltd	TL 1L B1 06/24	SONIA + 5.00%	8/13/2031	GBP	177	225	(a) (b)
Zellis Holdings Ltd	TL 1L B2 DD 06/24	SONIA + 5.00%	8/13/2031	GBP	39	(1)	(a) (b) (g)

Asset Management & Custody Banks - 0.02%
Rockefeller Capital Management LP	TL 1L 04/24	SOFR + 4.75%	4/4/2031	USD	171	173	(a) (b)

Automotive Parts & Equipment - 3.22%
Innovative XCessories & Services LLC	TL 1L 02/20	SOFR + 4.25%	3/5/2027	USD	11,861	11,560
Parts Authority Inc	TL 1L 10/20	SOFR + 3.75%	10/28/2027	USD	11,363	10,511
Parts Europe SA	TL 1L B 01/24	EURIBOR + 3.50%	2/3/2031	EUR	670	732
Wheel Pros Inc	TL 1L 09/23		2/10/2028	USD	902	1,051	(a) (e)

Broadcasting - 2.71%
NEP Broadcasting LLC	TL 1L 12/23	1.50% PIK, SOFR + 8.25%	6/1/2026	USD	152	156	(b) (d)
NEP Broadcasting LLC	TL 1L B 12/23	1.50% PIK, EURIBOR + 3.50%	8/19/2026	EUR	6,762	6,931	(d)
NEP Broadcasting LLC	TL 1L B 12/23	1.50% PIK, SOFR + 3.25%	8/19/2026	USD	608	590	(d)
NEP Broadcasting LLC	TL 2L 09/18	SOFR + 7.00%	10/19/2026	USD	14,698	12,384

Broadline Retail - 0.37%
AutoScout24 GmbH	TL 1L B 10/24	EURIBOR + 3.75%	10/17/2031	EUR	2,501	2,726

Building Products - 0.27%
DiversiTech Holdings Inc	TL 2L B 12/21	SOFR + 6.75%	12/21/2029	USD	1,945	1,968

Cable & Satellite - 1.39%
Astound Broadband (RCN/Radiate)	TL 1L B 10/21	SOFR + 3.25%	9/25/2026	USD	9,950	8,771
Virgin Media Inc	TL 1L 09/19	SOFR + 2.50%	1/31/2028	USD	1,564	1,522

Cargo Ground Transportation - 0.03%
Lazer Logistics Inc	Revolver 1L 05/23	SOFR + 5.00%	5/4/2029	USD	24	—	(a) (b) (g)
Lazer Logistics Inc	TL 1L 11/23	SOFR + 5.00%	5/6/2030	USD	4	4	(a) (b)
Lazer Logistics Inc	TL 1L B 05/23	SOFR + 5.00%	5/6/2030	USD	196	198	(a) (b)
Lazer Logistics Inc	TL 1L DD 05/23	SOFR + 5.00%	5/6/2030	USD	30	30	(a) (b)
Lazer Logistics Inc	TL 1L DD 11/23	SOFR + 5.00%	5/6/2030	USD	18	7	(a) (b) (g)

Casinos & Gaming - 0.09%
Entain PLC	TL 1L B 04/24	SOFR + 2.75%	10/31/2029	USD	630	630

Commercial Printing - 1.47%
Multi-Color Corp	TL 1L B 10/21	EURIBOR + 5.00%	10/29/2028	EUR	10,596	10,962

See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Commodity Chemicals - 3.36%
Plaskolite, LLC	TL 1L 04/21	SOFR + 4.00%	12/15/2025	USD	19,465	$19,213
SI Group Inc	TL 1L B-1A 09/24	0.75% PIK, SOFR + 4.75%	10/16/2028	USD	4,308	3,242	(d)
SI Group Inc	TL 1L B-1B 09/24	0.75% PIK, SOFR + 4.75%	10/16/2028	USD	3,215	2,419	(d)

Construction & Engineering - 0.48%
Brand Energy & Infrastructure Services Inc	TL 1L B 04/24	SOFR + 4.50%	8/1/2030	USD	3,320	3,283
Woolpert Inc	Revolver 1L 05/24	SOFR + 5.00%	4/5/2029	USD	39	6	(a) (b) (g)
Woolpert Inc	TL 1L 05/24	SOFR + 5.00%	4/5/2030	USD	249	250	(a) (b)
Woolpert Inc	TL 1L DD 05/24	SOFR + 5.00%	4/5/2030	USD	78	13	(a) (b) (g)

Construction Machinery & Heavy Transportation Equipment - 0.99%
Accuride Corp	TL 1L 07/24	SOFR + 10.00%	11/15/2024	USD	1,407	1,407	(a) (b) (d)
Accuride Corp	TL 1L 08/24	SOFR + 10.00%	11/15/2024	USD	554	554	(a) (b) (d)
Accuride Corp	TL 1L 09/24	SOFR + 10.00%	11/15/2024	USD	546	546	(a) (b)
Accuride Corp	TL 1L B 07/23		5/18/2026	USD	7,752	4,651	(a) (b) (e)
Shaw Development LLC	TL 1L 10/23	SOFR + 6.00%	10/30/2029	USD	148	147	(a) (b)
Shaw Development LLC	TL 1L DD 10/23	SOFR + 6.00%	10/30/2029	USD	18	—	(a) (b) (g)

Consumer Finance - 0.12%
Discover Financial Services	TL 1L DD 09/24	15.00%	9/6/2034	USD	898	892	(a) (b) (g)

Data Processing & Outsourced Services - 1.87%
Encora Digital LLC	TL 1L 12/21 PIK	9.75% PIK	12/20/2029	USD	558	543	(a) (b) (d)
West Corp	TL 1L B3 01/23	SOFR + 4.00%	4/10/2027	USD	15,258	13,329

Diversified Chemicals - 0.09%
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc	Revolver 1L 07/24	SOFR + 4.75%	1/18/2028	USD	732	661	(b) (g)

Diversified Metals & Mining - 0.02%
Foresight Energy LLC	TL 1L A 06/20	SOFR + 8.00%	6/30/2027	USD	119	119	(a) (b)

Diversified Support Services - 0.21%
Apex Service Partners LLC	Revolver 1L 09/24	SOFR + 5.00%	10/24/2029	USD	26	15	(a) (b) (g)
Apex Service Partners LLC	TL 1L 09/24	SOFR + 5.00%	10/24/2030	USD	302	303	(a) (b)
Apex Service Partners LLC	TL 1L 09/24	SOFR + 5.00%	10/24/2030	USD	78	78	(a) (b)
Apex Service Partners LLC	TL Unsec 10/23 PIK	14.25% PIK	4/23/2031	USD	74	72	(a) (b) (d)
Apex Service Partners LLC	TL Unsec DD 10/23 PIK	14.25% PIK	4/23/2031	USD	36	35	(a) (b) (d)
Magna Legal Services LLC	Revolver 1L 11/22	SOFR + 6.50%	11/22/2028	USD	27	—	(a) (b) (g)
Magna Legal Services LLC	TL 1L 11/22	SOFR + 6.50%	11/22/2029	USD	228	230	(a) (b)
Magna Legal Services LLC	TL 1L DD 11/22	SOFR + 6.50%	11/22/2029	USD	64	64	(a) (b)
Magna Legal Services LLC	TL 1L DD 12/23	SOFR + 6.00%	11/21/2029	USD	13	4	(a) (b) (g)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Service Express Inc	Revolver 1L 08/24	SOFR + 4.75%	8/15/2031	USD	27	$—	(a) (b) (g)
Service Express Inc	TL 1L 08/24	SOFR + 4.75%	8/15/2031	USD	196	196	(a) (b)
Service Express Inc	TL 1L DD 08/24	SOFR + 4.75%	8/15/2031	USD	47	—	(a) (b) (g)
Trescal SA	TL 1L B1 05/23	EURIBOR + 5.50%	4/29/2030	EUR	197	217	(a) (b)
Trescal SA	TL 1L B2 04/23	SOFR + 5.50%	4/29/2030	USD	216	218	(a) (b)
Trescal SA	TL 1L DD 05/23	EURIBOR + 5.50%	4/29/2030	EUR	114	108	(a) (b) (g)

Education Services - 0.41%
Cadence Education LLC	Revolver 1L 05/24	SOFR + 5.00%	5/1/2030	USD	18	—	(a) (b) (g)
Cadence Education LLC	TL 1L 05/24	SOFR + 5.00%	5/1/2031	USD	115	115	(a) (b)
Cadence Education LLC	TL 1L DD 05/24	SOFR + 5.00%	5/1/2031	USD	30	10	(a) (b) (g)
IU Finance Management GmbH	TL 1L 06/24	EURIBOR + 3.75%	12/8/2028	EUR	1,320	1,441
Markermeer Finance BV	TL 1L B 01/20	EURIBOR + 3.00%	1/29/2027	EUR	1,418	1,495

Electrical Components & Equipment - 0.06%
Clarience Technologies LLC	Revolver 1L 02/24	SOFR + 5.75%	2/13/2030	USD	45	—	(a) (b) (g)
Clarience Technologies LLC	TL 1L 02/24	SOFR + 5.75%	2/13/2031	USD	417	421	(a) (b)
Clarience Technologies LLC	TL 1L DD 02/24	SOFR + 5.75%	2/13/2031	USD	45	—	(a) (b) (g)

Electronic Components - 0.31%
CommScope Inc	TL 1L B2 01/19	SOFR + 3.25%	4/6/2026	USD	2,369	2,323

Electronic Equipment & Instruments - 0.55%
Excelitas Technologies Corp	Revolver 1L 08/22	SOFR + 5.25%	8/12/2028	USD	352	—	(a) (b) (g)
Excelitas Technologies Corp	TL 1L 08/22	SOFR + 5.25%	8/12/2029	USD	3,442	3,446	(a) (b)
Excelitas Technologies Corp	TL 1L 08/22	EURIBOR + 5.25%	8/12/2029	EUR	592	645	(a) (b)
Excelitas Technologies Corp	TL 1L DD 08/22	SOFR + 5.25%	8/12/2029	USD	117	—	(a) (b) (g)

Environmental & Facilities Services - 1.98%
48Forty Solutions LLC	Revolver 1L 03/22	SOFR + 6.00%	11/30/2029	USD	610	424	(a) (b) (g)
48Forty Solutions LLC	TL 1L 02/22	SOFR + 6.00%	11/30/2029	USD	4,455	3,857	(a) (b)
48Forty Solutions LLC	TL 1L 03/22	SOFR + 6.00%	11/30/2029	USD	3,109	2,692	(a) (b)
Brock Group LLC/The	TL 1L B 04/24	SOFR + 6.00%	5/2/2030	USD	7,463	7,544
Heritage Environmental Services Inc	Revolver 1L 01/24	SOFR + 5.50%	1/31/2030	USD	23	—	(a) (b) (g)
Heritage Environmental Services Inc	TL 1L 01/24	SOFR + 5.25%	1/31/2031	USD	166	168	(a) (b)

Food Distributors - 0.11%
Lipari Foods LLC	TL 1L 10/22	SOFR + 6.50%	10/31/2028	USD	759	752	(b)
Lipari Foods LLC	TL 1L DD 10/22	SOFR + 6.50%	10/31/2028	USD	98	97	(b)

Health Care Equipment - 3.81%
Drive DeVilbiss Healthcare LLC	TL 1L 03/21	4.00% PIK, SOFR + 5.50%	6/1/2026	USD	20,933	20,758	(a) (d)
Drive DeVilbiss Healthcare LLC	TL 1L 09/22 PIK	9.00% PIK, SOFR + 1.00%	6/1/2026	USD	3,050	3,071	(a) (b) (d)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
PartsSource Inc	Revolver 1L 10/21	SOFR + 5.75%	8/21/2026	USD	87	$46	(a) (b) (g)
PartsSource Inc	TL 1L 10/21	SOFR + 5.75%	8/23/2028	USD	1,299	1,299	(a) (b)
PartsSource Inc	TL 1L DD 08/21	SOFR + 5.75%	8/23/2028	USD	96	96	(a) (b)
PartsSource Inc	TL 1L DD 10/23	SOFR + 5.75%	8/23/2028	USD	368	64	(a) (b) (g)
Siemens Audiology Solutions	TL 1L B3 09/24	EURIBOR + 4.00%	2/28/2029	EUR	1,320	1,434
Viant Medical Holdings Inc	TL 1L 10/24	SOFR + 4.00%	10/16/2031	USD	1,191	1,196
Viant Medical Holdings Inc	TL 1L DD 10/24	SOFR + 4.00%	10/17/2031	USD	131	1	(g)
Zeus Industrial Products Inc	Revolver 1L 02/24	SOFR + 5.50%	2/28/2030	USD	36	—	(a) (b) (g)
Zeus Industrial Products Inc	TL 1L 02/24	SOFR + 5.50%	2/28/2031	USD	260	263	(a) (b)
Zeus Industrial Products Inc	TL 1L DD 02/24	SOFR + 5.50%	2/28/2031	USD	48	13	(a) (b) (g)

Health Care Facilities - 1.65%
Independent Vetcare Ltd	TL 1L B 11/23	EURIBOR + 5.00%	12/12/2028	EUR	1,320	1,441
Mehilainen Oy	TL 1L B5 07/24	EURIBOR + 4.00%	8/5/2031	EUR	1,304	1,426
ScionHealth	TL 1L B 12/21	SOFR + 5.25%	12/23/2028	USD	2,391	1,471
VetCor Professional Practices LLC	Revolver 1L 08/22	SOFR + 5.75%	8/31/2029	USD	573	—	(b) (g)
VetCor Professional Practices LLC	TL 1L B 08/22	SOFR + 5.75%	8/31/2029	USD	7,907	7,907	(b)

Health Care Services - 1.54%
Affidea BV	TL 1L B 02/24	EURIBOR + 4.50%	7/22/2029	EUR	1,254	1,370
Affordable Care Inc	Revolver 1L 08/21	SOFR + 5.50%	8/2/2027	USD	177	79	(a) (b) (g)
Affordable Care Inc	TL 1L 08/21	SOFR + 5.50%	8/2/2028	USD	1,568	1,564	(a) (b)
Affordable Care Inc	TL 1L DD 08/21	SOFR + 5.50%	8/2/2028	USD	282	281	(a) (b)
Affordable Care Inc	TL 1L DD 08/23	SOFR + 5.50%	8/2/2028	USD	305	305	(a) (b)
American Vision Partners	Revolver 1L 09/21	SOFR + 6.00%	9/30/2026	USD	158	71	(a) (b) (g)
American Vision Partners	TL 1L 09/21	SOFR + 6.00%	9/30/2027	USD	1,871	1,848	(a) (b)
American Vision Partners	TL 1L DD 09/21	SOFR + 6.00%	9/30/2027	USD	773	763	(a) (b)
Amerivet Partners Management Inc	Revolver 1L 02/22	SOFR + 5.25%	2/25/2028	USD	197	—	(a) (b) (g)
Amerivet Partners Management Inc	TL 1L 02/22	SOFR + 5.25%	2/25/2028	USD	1,144	1,144	(a) (b)
Amerivet Partners Management Inc	TL 1L DD 02/22	SOFR + 5.25%	2/25/2028	USD	70	70	(a) (b)
Amerivet Partners Management Inc	TL 1L DD 11/22	SOFR + 5.25%	2/25/2028	USD	530	530	(a) (b)
CHG Healthcare Services Inc	TL 1L 09/21	SOFR + 3.50%	9/29/2028	USD	1,487	1,492
Dental365 LLC	Revolver 1L 05/24	SOFR + 5.75%	5/5/2028	USD	32	—	(a) (b) (g)
Dental365 LLC	TL 1L 05/24	SOFR + 5.25%	8/5/2028	USD	88	87	(a) (b)
Dental365 LLC	TL 1L DD 05/24	SOFR + 5.25%	8/5/2028	USD	86	21	(a) (b) (g)
Dental365 LLC	TL 1L DD 05/24	SOFR + 5.25%	8/5/2028	USD	47	47	(a) (b)
Inizio Group Ltd	TL 1L B 08/21	EURIBOR + 4.00%	8/19/2028	EUR	1,329	1,429
MB2 Dental Solutions LLC	Revolver 1L 02/24	SOFR + 6.00%	2/13/2031	USD	21	3	(a) (b) (g)
MB2 Dental Solutions LLC	TL 1L 02/24	SOFR + 6.00%	2/13/2031	USD	305	307	(a) (b)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
MB2 Dental Solutions LLC	TL 1L DD 1 02/24	SOFR + 6.00%	2/13/2031	USD	106	$18	(a) (b) (g)
MB2 Dental Solutions LLC	TL 1L DD 2 02/24	SOFR + 6.00%	2/13/2031	USD	64	1	(a) (b) (g)

Health Care Supplies - 0.19%
Cooper Consumer Health SASU	TL 1L B 04/21	EURIBOR + 3.50%	11/6/2028	EUR	1,332	1,430

Health Care Technology - 1.01%
Milano Acquisition Corp	TL 1L 08/20	SOFR + 4.00%	10/1/2027	USD	7,802	7,518

Hotels, Resorts & Cruise Lines - 1.01%
B&B Hotels SAS	TL 1L B 02/24	EURIBOR + 4.25%	3/21/2031	EUR	2,720	2,970
Highgate Hotels Inc	Revolver 1L 11/23	SOFR + 5.50%	11/5/2029	USD	13	—	(a) (b) (g)
Highgate Hotels Inc	TL 1L 11/23	SOFR + 5.50%	11/5/2029	USD	106	107	(a) (b)
HNVR Holdco Ltd	TL 1L B-3 03/24	EURIBOR + 4.50%	9/12/2028	EUR	1,291	1,413
Playa Resorts Holding BV	TL 1L B 11/22	SOFR + 2.75%	1/5/2029	USD	2,136	2,135
Travel + Leisure Co	TL 1L B1 12/23	SOFR + 3.25%	12/14/2029	USD	873	877

Human Resource & Employment Services - 2.21%
Insight Global LLC	Revolver 1L 09/21	SOFR + 6.00%	9/22/2027	USD	428	—	(a) (b) (g)
Insight Global LLC	TL 1L 02/22	SOFR + 6.00%	9/22/2028	USD	1,024	1,024	(a) (b)
Insight Global LLC	TL 1L 09/21	SOFR + 6.00%	9/22/2028	USD	5,292	5,292	(a) (b)
Oxford Global Resources LLC	Revolver 1L 08/21	SOFR + 6.00%	8/17/2027	USD	129	—	(a) (b) (g)
Oxford Global Resources LLC	TL 1L 06/22	SOFR + 6.00%	8/17/2027	USD	6,495	6,495	(a) (b)
Oxford Global Resources LLC	TL 1L 08/21	SOFR + 6.00%	8/17/2027	USD	1,450	1,450	(a) (b)
Oxford Global Resources LLC	TL 1L DD 08/21	SOFR + 6.00%	8/17/2027	USD	121	121	(a) (b)
SIRVA Worldwide Inc	TL 1L 08/24	SOFR + 8.00%	8/20/2029	USD	269	269	(a) (b)
SIRVA Worldwide Inc	TL 1L 08/24	SOFR + 8.00%	8/20/2029	USD	1,094	1,094	(a) (b)
SIRVA Worldwide Inc	TL 1L DD 08/24	SOFR + 8.00%	2/20/2029	USD	1,008	638	(a) (b) (g)

Industrial Machinery & Supplies & Components - 0.46%
Consilium Safety Group AB	TL 1L B 04/24	EURIBOR + 6.00%	4/7/2031	EUR	223	243	(b)
Consilium Safety Group AB	TL 1L B 04/24	SOFR + 6.00%	4/7/2031	USD	108	108	(b)
Consilium Safety Group AB	TL 1L DD 04/24	EURIBOR + 6.00%	4/7/2031	EUR	65	—	(b) (g)
Engineered Machinery Holdings Inc	TL 2L 08/21	SOFR + 6.00%	5/21/2029	USD	298	298
ProMach Group Inc	TL 1L B 08/24	SOFR + 3.50%	8/31/2028	USD	900	904
Time Manufacturing Co	Revolver 1L 12/21	SOFR + 6.50%	12/1/2027	USD	154	46	(a) (b) (g)
Time Manufacturing Co	TL 1L 06/22	EURIBOR + 4.50%	12/1/2027	EUR	370	368	(a) (b)
Time Manufacturing Co	TL 1L 12/21	SOFR + 6.50%	12/1/2027	USD	917	837	(a) (b)
Time Manufacturing Co	TL 1L 12/21	EURIBOR + 6.50%	12/1/2027	EUR	591	587	(a) (b)

Insurance Brokers - 3.20%
Alera Group Intermediate Holdings Inc	TL 1L 09/21	SOFR + 5.25%	10/2/2028	USD	644	648	(a) (b)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Alera Group Intermediate Holdings Inc	TL 1L DD 09/21	SOFR + 5.25%	10/2/2028	USD	183	$184	(a) (b)
Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	SOFR + 5.25%	10/2/2028	USD	529	532	(a) (b)
Ardonagh Group Ltd/The	TL 1L B1 02/24	SOFR + 4.75%	2/17/2031	USD	171	175	(b)
CFC Underwriting Ltd	TL 1L B 05/22	SOFR + 4.95%	5/16/2029	USD	5,343	5,343	(a) (b)
CFC Underwriting Ltd	TL 1L DD 05/22	SONIA + 4.95%	5/16/2029	GBP	631	—	(a) (b) (g)
DOXA Insurance Holdings LLC	Revolver 1L 12/23	SOFR + 5.50%	12/20/2029	USD	10	—	(a) (b) (g)
DOXA Insurance Holdings LLC	TL 1L 12/23	SOFR + 5.25%	12/20/2030	USD	48	48	(a) (b)
DOXA Insurance Holdings LLC	TL 1L DD 12/23	SOFR + 5.25%	12/20/2030	USD	46	41	(a) (b) (g)
Foundation Risk Partners Corp	Revolver 1L 10/21	SOFR + 5.25%	10/29/2029	USD	142	—	(a) (b) (g)
Foundation Risk Partners Corp	TL 1L 03/22	SOFR + 5.25%	10/29/2030	USD	819	826	(a) (b)
Foundation Risk Partners Corp	TL 1L 10/21	SOFR + 5.25%	10/29/2030	USD	1,309	1,319	(a) (b)
Foundation Risk Partners Corp	TL 1L DD 03/22	SOFR + 5.25%	10/29/2030	USD	3,310	3,337	(a) (b)
Foundation Risk Partners Corp	TL 1L DD 10/21	SOFR + 5.25%	10/29/2030	USD	285	287	(a) (b)
Galway Partners Holdings LLC	Revolver 1L 09/21	SOFR + 4.50%	9/30/2028	USD	205	29	(a) (b) (g)
Galway Partners Holdings LLC	TL 1L 07/24	SOFR + 4.50%	9/30/2028	USD	2,570	2,570	(a) (b)
Integrity Marketing Group LLC	TL 1L 08/24	SOFR + 5.00%	8/25/2028	USD	8,379	8,386	(a) (b)

Internet Services & Infrastructure - 0.19%
team.blue Finco SARL	TL 1L 06/24	EURIBOR + 3.70%	9/30/2029	EUR	1,320	1,422

IT Consulting & Other Services - 2.83%
3Pillar Global Inc	Revolver 1L 11/21	SOFR + 6.00%	11/23/2026	USD	186	74	(a) (b) (g)
3Pillar Global Inc	TL 1L 11/21	SOFR + 6.00%	11/23/2027	USD	1,902	1,833	(a) (b)
3Pillar Global Inc	TL 1L DD 11/21	SOFR + 6.00%	11/23/2027	USD	612	590	(a) (b)
PSAV Inc (aka Encore)	TL 1L B1 12/20	0.25% PIK, SOFR + 3.25%	3/3/2025	USD	10,143	10,125	(d)
PSAV Inc (aka Encore)	TL 1L B3 12/20	10.00% PIK, 5.00%	10/15/2026	USD	747	757	(d)
PSAV Inc (aka Encore)	TL 2L 02/18	SOFR + 7.25%	9/1/2025	USD	7,629	7,609

Leisure Facilities - 5.01%
Aimbridge Acquisition Co Inc	TL 1L B 09/20	SOFR + 4.75%	2/2/2026	USD	3,778	3,377	(a)
Aimbridge Acquisition Co Inc	TL 1L B 10/19	SOFR + 3.75%	2/2/2026	USD	15,227	13,184	(a)
ClubCorp Club Operations Inc	TL 1L 10/23	SOFR + 5.00%	9/18/2026	USD	16,096	16,145
World Choice Investments LLC	TL 1L B 07/24	SOFR + 4.75%	8/13/2031	USD	4,453	4,459

Leisure Products - 0.51%
Topgolf Callaway Brands Corp	TL 1L B 03/23	SOFR + 3.00%	3/15/2030	USD	3,781	3,764

Life Sciences Tools & Services - 0.11%
Clinigen Ltd	TL 1L B 06/24	EURIBOR + 4.25%	4/9/2029	EUR	760	829

Oil & Gas Equipment & Services - 0.76%
WaterBridge NDB Operating LLC	TL 1L B 04/24	SOFR + 4.50%	5/10/2029	USD	5,625	5,629
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes

Oil & Gas Storage & Transportation - 1.63%
Brazos Midstream Holdings LLC	TL 1L B 04/24	SOFR + 3.50%	2/11/2030	USD	500	$502
NGL Energy Partners LP / NGL Energy Finance Corp	TL 1L B 01/24	SOFR + 3.75%	2/3/2031	USD	1,630	1,625
Oryx Midstream Services LLC	TL 1L B 01/24	SOFR + 3.00%	10/5/2028	USD	2,766	2,771
UGI Energy Services LLC	TL 1L B 06/24	SOFR + 2.50%	2/22/2030	USD	1,533	1,536
WaterBridge Midstream Operating LLC	TL 1L B 06/24	SOFR + 4.75%	6/27/2029	USD	5,792	5,680

Other Specialized REITs - 0.50%
Pretium Partners LLC P1	P1 Mezz TL Unsec 08/19	5.25% PIK, 2.75%	10/22/2026	USD	519	519	(a) (b) (d)
Pretium Partners LLC P2	TL 1L 12/21	11.00%	12/16/2029	USD	3,271	3,205	(a) (b)

Packaged Foods & Meats - 0.06%
NovaTaste Austria GmbH	TL 1L B 05/23	EURIBOR + 5.50%	4/5/2030	EUR	372	406	(b)
NovaTaste Austria GmbH	TL 1L DD CAR 05/23	EURIBOR + 5.50%	4/5/2030	EUR	116	—	(b) (g)

Paper & Plastic Packaging Products & Materials - 0.08%
Pretium Packaging LLC	TL 1L A 10/23	2.50% PIK, SOFR + 2.50%	10/2/2028	USD	51	52	(d)
Pretium Packaging LLC	TL 1L A1 10/23	2.30% PIK, SOFR + 2.30%	10/2/2028	USD	61	50	(d)
Pretium Packaging LLC	TL 2L 09/21	SOFR + 6.75%	10/1/2029	USD	810	462	(b)

Pharmaceuticals - 0.73%
Antigua Bidco Ltd	TL 1L 05/24	EURIBOR + 4.25%	2/28/2030	EUR	1,485	1,599
Arrotex Australia Group Pty Ltd	TL 1L B1 06/23	BBSY + 6.75%	6/30/2028	AUD	588	392	(b)
Arrotex Australia Group Pty Ltd	TL 1L B2 06/23	BBSY + 6.75%	6/30/2028	AUD	149	100	(b)
Dechra Pharmaceuticals Ltd	TL 1L B1 01/24	SOFR + 6.25%	1/24/2031	USD	191	191	(a) (b)
Dechra Pharmaceuticals Ltd	TL 1L B2 01/24	EURIBOR + 6.25%	1/24/2031	EUR	173	189	(a) (b)
Dechra Pharmaceuticals Ltd	TL 1L DD 01/24	EURIBOR + 6.25%	1/24/2031	EUR	42	—	(a) (b) (g)
Dechra Pharmaceuticals Ltd	TL 1L DD 01/24	SOFR + 6.25%	1/24/2031	USD	46	—	(a) (b) (g)
iNova Pharmaceuticals (Australia) Pty Limited	TL 1L B 10/22	BBSY + 6.50%	10/30/2028	AUD	1,318	867	(b)
iNova Pharmaceuticals (Australia) Pty Limited	TL 1L DD - C 10/22	BBSY + 6.50%	10/30/2028	AUD	134	44	(b) (g)
Laboratoires Vivacy SAS	TL 1L B 03/23	EURIBOR + 6.75%	3/20/2030	EUR	781	816	(a) (b)
Laboratoires Vivacy SAS	TL 1L DD 03/23	EURIBOR + 6.75%	3/20/2030	EUR	63	8	(a) (b) (g)
Nidda Healthcare Holding AG	TL 1L B2 06/24	EURIBOR + 4.00%	2/21/2030	EUR	1,070	1,168	(a)

Property & Casualty Insurance - 0.75%
Alacrity Solutions Group LLC	Revolver 1L 12/21	SOFR + 5.25%	12/22/2027	USD	505	423	(b)
Alacrity Solutions Group LLC	TL 1L 12/21	SOFR + 5.25%	12/22/2028	USD	5,471	4,579	(b)
Alacrity Solutions Group LLC	TL 1L DD 06/22	SOFR + 5.25%	12/22/2028	USD	668	559	(b)

Publishing - 0.15%
Emerald Expositions Holding Inc	TL 1L B 05/17	SOFR + 5.00%	5/22/2026	USD	1,117	1,121

See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Real Estate Operating Companies - 0.13%
Opendoor Labs Inc	TL 2L DD 10/21	10.00%	4/1/2026	USD	977	$961	(a) (b)

Real Estate Services - 0.16%
SitusAMC Holdings Corp	TL 1L 12/21	SOFR + 5.50%	12/22/2027	USD	1,176	1,181	(a) (b)

Renewable Electricity - 0.84%
WIN Waste Innovations	TL 1L B 03/21	SOFR + 2.75%	3/24/2028	USD	6,513	6,220

Research & Consulting Services - 0.80%
BDO USA PA	TL 1L 08/23	SOFR + 5.00%	8/31/2028	USD	145	146	(a) (b)
Element Materials Technology Group US Holdings Inc	TL Unsec DD 07/22 PIK	8.50% PIK	7/9/2031	USD	334	340	(b) (d)
HKA	TL 1L B 08/22	SOFR + 5.75%	8/9/2029	USD	4,176	4,150	(b)
HKA	TL 1L DD (CAR) 08/22	SOFR + 5.75%	8/9/2029	USD	1,319	1,311	(b)

Single-Family Residential REITs - 1.01%
Avenue One PropCo	TL Unsec DD 03/24	7.00% PIK	3/15/2034	USD	7,502	7,502	(a) (b) (d)

Specialized Consumer Services - 0.19%
Circana Group	Revolver 1L 04/24	SOFR + 5.00%	12/21/2027	USD	51	28	(a) (b) (g)
Circana Group	TL 1L 04/24	SOFR + 5.00%	12/21/2028	USD	984	994	(a) (b)
Spotless Brands LLC	TL 1L 02/23	SOFR + 5.75%	7/25/2028	USD	154	154	(a) (b)
Spotless Brands LLC	TL 1L DD 02/23	SOFR + 5.75%	7/25/2028	USD	234	235	(a) (b)

Specialized Finance - 0.13%
Alter Domus Sarl	TL 1L B 05/24	SOFR + 3.50%	7/17/2031	USD	828	831
Alter Domus Sarl	TL 1L DD 05/24	SOFR + 3.50%	5/14/2031	USD	61	—	(g)
BHG FUNDING 05 LLC	TL 1L DD 11/22	Variable	11/8/2027	USD	110	108	(b) (h)

Specialty Chemicals - 4.13%
Champion/DSM engg	TL 1L B1 03/23	EURIBOR + 5.50%	3/29/2030	EUR	1,840	1,953
Champion/DSM engg	TL 1L B1 03/23	SOFR + 5.50%	3/29/2030	USD	11,392	10,893
Flint Group GmbH	TL 1L 09/23 PIK	6.90% PIK, SOFR + 0.10%	12/30/2027	USD	384	343	(d)
Flint Group GmbH	TL 1L 09/23 PIK	6.90% PIK, EURIBOR + 0.10%	12/30/2027	EUR	1,303	1,273	(d)
Flint Group GmbH	TL 2L B 09/23 PIK	6.90% PIK, SOFR + 0.10%	12/31/2027	USD	512	104	(d)
Flint Group GmbH	TL 2L B 09/23 PIK	6.90% PIK, EURIBOR + 0.10%	12/30/2027	EUR	1,737	378	(d)
Solenis International LP	TL 1L B 05/24	EURIBOR + 3.75%	6/20/2031	EUR	719	784
Vantage Specialty Chemicals Inc	TL 1L B 02/23	SOFR + 4.75%	10/26/2026	USD	14,924	14,893

Systems Software - 0.57%
Aareon AG	TL 1L 09/24	EURIBOR + 4.75%	9/30/2031	EUR	376	406	(a) (b)
Aareon AG	TL 1L DD 09/24	EURIBOR + 4.75%	9/30/2031	EUR	86	(1)	(a) (b) (g)
Civica Group Ltd	TL 1L 08/23	BBSW + 5.50%	8/30/2030	AUD	12	8	(a) (b)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Civica Group Ltd	TL 1L 08/23	SONIA + 5.50%	8/30/2030	GBP	222	$286	(a) (b)
Civica Group Ltd	TL 1L DD 08/23	SONIA + 5.50%	8/30/2030	GBP	94	40	(a) (b) (g)
OEConnection LLC	Revolver 1L 04/24	SOFR + 5.25%	4/22/2031	USD	20	—	(a) (b) (g)
OEConnection LLC	TL 1L 04/24	SOFR + 5.25%	4/22/2031	USD	185	186	(a) (b)
OEConnection LLC	TL 1L DD 04/24	SOFR + 5.25%	4/22/2031	USD	32	—	(a) (b) (g)
Seine Holdco SAS	TL 1L 11/23	EURIBOR + 3.50%	1/11/2031	EUR	1,618	1,764
SolarWinds Holdings Inc	TL 1L B 06/24	SOFR + 2.75%	2/5/2030	USD	1,532	1,537

Trading Companies & Distributors - 0.63%
FleetPride Corporation	TL 2L 01/19	SOFR + 8.75%	12/21/2026	USD	3,778	3,729
Radwell International LLC	Revolver 1L 04/22	SOFR + 5.50%	4/1/2028	USD	68	3	(a) (b) (g)
Radwell International LLC	TL 1L 04/22	SOFR + 5.50%	4/1/2029	USD	24	24	(a) (b)
Radwell International LLC	TL 1L 12/22	SOFR + 5.50%	4/1/2029	USD	893	897	(a) (b)

Wireless Telecommunication Services - 0.20%
Odido Holding BV	TL 1L B 10/21	EURIBOR + 3.90%	3/30/2029	EUR	1,319	1,443
TOTAL LEVERAGED LOANS (Amortized cost $494,507)						$485,639
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
High Yield Securities - 47.86%

Aerospace & Defense - 0.83%
Amentum Services Inc	7.250% 08/2032	8/1/2032	USD	948	$983	(f)
Aviation Capital Group LLC	5.500% 12/2024	12/15/2024	USD	485	485	(f)
Ultra Electronics Holdings Ltd	7.25% 01/2030	1/31/2030	USD	2,162	2,142	(a) (b)
Ultra Electronics Holdings Ltd	9.0% PIK 01/2031	1/31/2031	USD	2,611	2,541	(a) (b) (d)

Air Freight & Logistics - 0.16%
SGL International A/S	4.75% 04/2030	4/22/2030	EUR	1,104	1,211

Alternative Carriers - 2.77%
iliad SA	8.500% 04/2031	4/15/2031	USD	3,564	3,799	(f)
Level 3 Financing Inc	10.000% 10/2032	10/15/2032	USD	3,906	3,877	(f)
Level 3 Financing Inc	3.875% 10/2030	10/15/2030	USD	4,275	3,270	(f)
Level 3 Financing Inc	4.000% 04/2031	4/15/2031	USD	6,733	5,117	(f)
Zayo Group LLC	4.000% 03/2027	3/1/2027	USD	5,034	4,484	(f)

Application Software - 1.51%
Cision Ltd	9.500% 02/2028	2/15/2028	USD	10,042	4,569	(f)
Cvent Holding Corp	8.000% 06/2030	6/15/2030	USD	3	3	(f)
Dye & Durham Ltd	8.625% 04/2029	4/15/2029	USD	6,163	6,539	(f)
TIBCO Software Inc	6.500% 03/2029	3/31/2029	USD	76	74	(f)

Asset Management & Custody Banks - 0.30%
Hightower Holding LLC	9.125% 01/2030	1/31/2030	USD	2,087	2,202	(f)

Automotive Parts & Equipment - 0.79%
Clarios Global LP	4.375% 05/2026	5/15/2026	EUR	950	1,034	(f)
Garrett Motion Inc	7.750% 05/2032	5/31/2032	USD	1,851	1,849	(f)
Truck Hero Inc	6.250% 02/2029	2/1/2029	USD	3,372	2,948	(f)

Automotive Retail - 1.03%
Mavis Discount Tire Inc	6.500% 05/2029	5/15/2029	USD	7,959	7,634	(f)

Biotechnology - 0.25%
Immunocore Holdings PLC	2.500% 02/2030	2/1/2030	USD	2,163	1,874	(f)

Building Products - 4.14%
LBM Borrower LLC	6.250% 01/2029	1/15/2029	USD	3,014	2,783	(f)
Oldcastle Buildingenvelope Inc	9.500% 04/2030	4/15/2030	USD	17,639	17,250	(f)
PrimeSource Building Products Inc	5.625% 02/2029	2/1/2029	USD	7,169	6,269	(f)
PrimeSource Building Products Inc	6.750% 08/2029	8/1/2029	USD	4,933	4,408	(f)

See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
Cable & Satellite - 2.96%
Block Communications Inc	4.875% 03/2028	3/1/2028	USD	6,374	$6,043	(f)
Cable One Inc	0.000% 03/2026	3/15/2026	USD	789	722	(c)
Cable One Inc	4.000% 11/2030	11/15/2030	USD	2,106	1,662	(f)
Cablevision Lightpath LLC	5.625% 09/2028	9/15/2028	USD	8,333	7,744	(f)
CSC Holdings LLC (Altice USA)	11.750% 01/2029	1/31/2029	USD	706	689	(f)
CSC Holdings LLC (Altice USA)	4.125% 12/2030	12/1/2030	USD	6,904	5,103	(f)

Casinos & Gaming - 1.47%
Allwyn International AS	3.875% 02/2027	2/15/2027	EUR	948	1,030	(f)
Allwyn International AS	7.250% 04/2030	4/30/2030	EUR	1,353	1,570	(f)
Cirsa Funding Luxembourg SA	4.500% 03/2027	3/15/2027	EUR	997	1,083	(f)
Great Canadian Gaming Corp	4.875% 11/2026	11/1/2026	USD	3,896	3,866	(f)
Great Canadian Gaming Corp	8.750% 11/2029	11/15/2029	USD	3,361	3,374	(f)

Commercial Printing - 0.61%
Multi-Color Corp	10.500% 07/2027	7/15/2027	USD	3,105	3,077	(f)
Multi-Color Corp	9.500% 11/2028	11/1/2028	USD	1,388	1,424	(f)

Commodity Chemicals - 0.35%
Ineos Quattro Holdings Ltd	2.500% 01/2026	1/15/2026	EUR	998	1,080	(f)
Mativ Holdings Inc	8.000% 10/2029	10/1/2029	USD	508	518	(f)
Nobian Finance BV	3.625% 07/2026	7/15/2026	EUR	948	1,020	(f)

Construction & Engineering - 2.96%
Brand Energy & Infrastructure Services Inc	10.375% 06/2029	8/1/2030	USD	6,858	7,279	(f)
Maxim Crane Works LP / Maxim Finance Corp	11.500% 09/2028	9/1/2028	USD	12,665	13,607	(f)
thyssenkrupp Elevator AG	6.625% 07/2028	7/15/2028	EUR	1,003	1,093	(f)

Consumer Finance - 0.05%
Vehicle Secured Funding Trust	15.000% 01/2046	1/25/2046	USD	335	335	(b) (d)

Consumer Staples Merchandise Retail - 0.20%
Morrisons (Market Bidco Limited)	4.750% 11/2027	11/4/2027	EUR	1,409	1,496	(f)

Diversified Chemicals - 2.18%
Chemours Co/The	4.000% 05/2026	5/15/2026	EUR	5,959	6,445
Chemours Co/The	4.625% 11/2029	11/15/2029	USD	4,354	3,785	(f)
Chemours Co/The	5.375% 05/2027	5/15/2027	USD	745	718
Chemours Co/The	5.750% 11/2028	11/15/2028	USD	4,072	3,764	(f)
Fire BC SpA	10.000% 02/2028	2/6/2028	EUR	1,276	1,475	(f)

Diversified Support Services - 1.30%
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
Allied Universal Holdco LLC	6.000% 06/2029	6/1/2029	USD	4,076	$3,734	(f)
Allied Universal Holdco LLC	9.750% 07/2027	7/15/2027	USD	1,009	1,012	(f)
Garda World Security Corp	8.250% 08/2032	8/1/2032	USD	1,873	1,865	(f)
Garda World Security Corp	8.375% 10/2032	11/15/2032	USD	2,091	2,093	(f)
Techem Energy Services GmbH/Germany	6.000% 07/2026	7/30/2026	EUR	826	902	(f)

Electronic Components - 0.84%
CommScope Inc	6.000% 06/2025	6/15/2025	USD	6,350	6,231	(f)

Health Care Facilities - 0.01%
AHP Health Partners Inc	5.750% 07/2029	7/15/2029	USD	109	106	(f)

Health Care Technology - 0.53%
Teladoc Health Inc	1.250% 06/2027	6/1/2027	USD	4,566	3,945

Heavy Electrical Equipment - 0.20%
Innomotics GmbH	6.250% 10/2031	10/15/2031	EUR	1,318	1,445	(f)

Hotels, Resorts & Cruise Lines - 4.55%
AccorInvest Group SA	6.500% 09/2029	10/15/2029	EUR	878	994	(f)
Marriott Ownership Resorts Inc	0.000% 01/2026	1/15/2026	USD	7,515	7,008	(c)
NCL Corp Ltd	1.125% 02/2027	2/15/2027	USD	11,602	12,042
Sani/Ikos Financial Holdings 1 Sarl	7.250% 07/2030	7/31/2030	EUR	1,674	1,902	(f)
Viking Cruises Ltd	6.250% 05/2025	5/15/2025	USD	490	490	(f)
Viking Cruises Ltd	9.125% 07/2031	7/15/2031	USD	10,424	11,265	(f)

Household Products - 0.09%
Energizer Holdings Inc	6.500% 12/2027	12/31/2027	USD	670	678	(f)

Industrial Machinery & Supplies & Components - 2.33%
SPX FLOW Inc	8.750% 04/2030	4/1/2030	USD	16,634	17,307	(f)

Interactive Media & Services - 0.25%
Kantar Group Ltd/The	5.750% 10/2026	10/31/2026	EUR	1,701	1,847	(f)

IT Consulting & Other Services - 0.20%
Centurion Bidco SpA	5.875% 09/2026	9/30/2026	EUR	1,397	1,498	(f)

Leisure Facilities - 2.36%
Cedar Fair LP	5.375% 04/2027	4/15/2027	USD	513	509
Merlin Entertainments PLC	4.500% 11/2027	11/15/2027	EUR	7,572	7,519	(f)
Merlin Entertainments PLC	6.625% 11/2027	11/15/2027	USD	7,389	7,009	(f)
Merlin Entertainments PLC	7.375% 02/2031	2/15/2031	USD	345	339	(f)
Merlin Entertainments PLC	7.375% 06/2030	6/15/2030	EUR	694	757	(f)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
Six Flags Entertainment Corp	7.250% 05/2031	5/15/2031	USD	1,313	$1,347	(f)

Leisure Products - 0.21%
Inter Media and Communication SpA	6.750% 02/2027	2/9/2027	EUR	1,430	1,588	(f)

Marine Ports & Services - 0.52%
Direct ChassisLink Inc	7.750% 11/2029	11/15/2029	USD	3,757	3,824	(f)

Metal, Glass & Plastic Containers - 0.07%
Trivium Packaging Finance BV	3.750% 08/2026	8/15/2026	EUR	469	508	(f)

Oil & Gas Equipment & Services - 0.09%
Archrock Partners LP / Archrock Partners Finance Corp	6.875% 04/2027	4/1/2027	USD	176	177	(f)
Aris Water	7.625% 04/2026	4/1/2026	USD	498	501	(f)

Oil & Gas Exploration & Production - 0.29%
Sitio Royalties Corp	7.875% 11/2028	11/1/2028	USD	2,047	2,127	(f)

Oil & Gas Storage & Transportation - 1.62%
Genesis Energy	8.000% 01/2027	1/15/2027	USD	436	444
Genesis Energy	8.875% 04/2030	4/15/2030	USD	1,739	1,793
Global Partners LP / GLP Finance Corp	7.000% 08/2027	8/1/2027	USD	497	499
NGL Energy Partners LP / NGL Energy Finance Corp	8.125% 02/2029	2/15/2029	USD	2,984	3,005	(f)
NGL Energy Partners LP / NGL Energy Finance Corp	8.375% 02/2032	2/15/2032	USD	4,017	4,051	(f)
Rockies Express Pipeline LLC	3.600% 05/2025	5/15/2025	USD	364	359	(f)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp	6.000% 03/2027	3/1/2027	USD	365	363	(f)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp	7.375% 02/2029	2/15/2029	USD	1,470	1,476	(f)

Packaged Foods & Meats - 0.18%
Chobani LLC	9.500% 10/2029	10/1/2029	USD	1,300	1,344	(d) (f)

Paper & Plastic Packaging Products & Materials - 0.79%
Novolex Holdings LLC	8.750% 04/2030	4/15/2030	USD	5,725	5,819	(f)

Paper Products - 0.42%
Fiber Bidco Spa	10.000% 06/2029	6/15/2029	EUR	2,739	3,104	(d) (f)

Passenger Airlines - 3.76%
American Airlines Group Inc	3.750% 03/2025	3/1/2025	USD	11,901	11,791	(f)
JetBlue Airways Corp	0.500% 04/2026	4/1/2026	USD	17,351	16,093

Pharmaceuticals - 0.20%
Nidda Healthcare Holding AG	7.500% 08/2026	8/21/2026	EUR	868	976	(a) (f)

Real Estate Services - 1.32%
Anywhere Real Estate Group LLC	0.250% 06/2026	6/15/2026	USD	11,202	9,749
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes

Restaurants - 1.80%
Golden Nugget Inc.	6.750% 07/2030	1/15/2030	USD	14,661	$13,344	(f)

Specialty Chemicals - 0.20%
Solenis International LP	9.625% 11/2028	11/15/2028	EUR	1,270	1,477	(f)

Trading Companies & Distributors - 1.24%
AerCap Holdings	6.500% 06/2045	6/15/2045	USD	5,559	5,558	(f)
White Cap Construction Supply Inc	8.250% 03/2026	3/15/2026	USD	3,647	3,654	(f)
TOTAL HIGH YIELD SECURITIES (Amortized cost $349,968)					$354,815

See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Asset Backed Securities - 8.92%

Specialized Finance - 8.92%
AB BSL CLO 4 Ltd	ABBSL 2023-4A E	SOFR + 8.16%	4/20/2036	USD	1,686	$1,731	(b) (f)
Adagio X Eur Clo DAC	ADAGI X-A DR	EURIBOR + 5.50%	10/20/2037	EUR	509	566	(b) (f)
AGL CLO 14 Ltd	AGL 2021-14A E	SOFR + 6.91%	12/2/2034	USD	264	266	(b) (f)
AGL CLO 7 Ltd	AGL 2020-7A ER	SOFR + 6.35%	7/15/2034	USD	1,188	1,192	(b) (f)
AGL CLO 9 LTD	AGL 2020-9A ER	SOFR + 6.50%	4/20/2037	USD	427	437	(b) (f)
Anchorage Capital CLO 6 Ltd	ANCHC 2015-6A ER3	SOFR + 7.29%	4/22/2034	USD	376	383	(b) (f)
Arbour CLO VI DAC	ARBR 6A ER	EURIBOR + 6.01%	11/15/2037	EUR	611	665	(b) (f)
Ares Loan Funding V Ltd	ARES 2024-ALF5A E	SOFR + 6.60%	7/27/2037	USD	336	339	(b) (f)
Ares LXII CLO Ltd	ARES 2021-62A E	SOFR + 6.76%	1/25/2034	USD	512	509	(b) (f)
Ares LXV CLO Ltd	ARES 2022-65A E	SOFR + 7.10%	7/25/2034	USD	1,078	1,091	(b) (f)
Aurium CLO I DAC	ACLO 1A DRR	EURIBOR + 3.90%	3/23/2032	EUR	917	1,005	(b) (f)
Avondale Park CLO DAC	AVDPK 1A ER	EURIBOR + 6.06%	9/20/2034	EUR	1,236	1,357	(b) (f)
Bain Capital Credit CLO 2021-3 Ltd	BCC 2021-3A E	SOFR + 6.50%	7/24/2034	USD	753	751	(b) (f)
Ballyrock CLO 2019-1 Ltd	BALLY 2019-1A DR	SOFR + 6.75%	7/15/2032	USD	431	435	(b) (f)
BBAM US CLO I Ltd	BBAM 2022-1A D	SOFR + 6.80%	4/15/2035	USD	1,285	1,293	(b) (f)
Bbam US Clo III Ltdbbb	BBAM 2023-3A D	SOFR + 8.60%	10/15/2038	USD	1,467	1,530	(b) (f)
Benefit Street Partners CLO XXXIV Ltd	BSP 2024-34A E	SOFR + 6.70%	7/25/2037	USD	367	377	(b) (f)
Birch Grove CLO 7 Ltd	BGCLO 2023-7A D	SOFR + 5.50%	10/20/2036	USD	283	290	(b) (f)
BlueMountain CLO XXVI Ltd	BLUEM 2019-26A ER	SOFR + 7.39%	10/20/2034	USD	754	748	(b) (f)
BlueMountain CLO XXVIII Ltd	BLUEM 2021-28A E	SOFR + 6.66%	4/15/2034	USD	768	763	(b) (f)
BlueMountain CLO XXXIV Ltd	BLUEM 2022-34A E	SOFR + 7.55%	4/20/2035	USD	658	657	(b) (f)
Bridgepoint Clo V DAC	BRGPT 5A D	EURIBOR + 5.00%	4/15/2036	EUR	688	759	(b) (f)
Broad River Bsl Funding Clo Ltd 2020-1	BDRVR 2020-1A ER	SOFR + 6.50%	7/20/2034	USD	1,500	1,508	(b) (f)
Brookhaven Park CLO Ltd	BROOKP 2024-1A E	SOFR + 6.50%	4/19/2037	USD	771	785	(b) (f)
Cairn CLO	CRNCL 2023-17A D	EURIBOR + 5.30%	10/18/2036	EUR	387	428	(b) (f)
Carlyle US CLO 2020-2 Ltd	CGMS 2020-2A DR	SOFR + 6.70%	1/25/2035	USD	640	641	(b) (f)
CARLYLE US CLO 2021-1 LTD	CGMS 2021-1A D	SOFR + 6.26%	4/15/2034	USD	502	504	(b) (f)
CARLYLE US CLO 2021-5 LTD	CGMS 2021-5A E	SOFR + 6.51%	7/20/2034	USD	332	334	(b) (f)
CARLYLE US CLO 2021-8 LTD	CGMS 2021-8A E	SOFR + 6.50%	10/15/2034	USD	371	372	(b) (f)
Carlyle US CLO 2021-9 Ltd	CGMS 2021-9A E	SOFR + 6.63%	10/20/2034	USD	820	824	(b) (f)
Carlyle US CLO 2024-2 Ltd	CGMS 2024-2A E	SOFR + 6.85%	4/25/2037	USD	451	460	(b) (f)
CarVal CLO III Ltd	CARVL 2019-2A E	SOFR + 6.70%	7/20/2032	USD	376	378	(b) (f)
CarVal CLO IV Ltd	CARVL 2021-1A E	SOFR + 6.60%	7/20/2034	USD	2,000	2,008	(b) (f)
CarVal CLO VC Ltd	CARVL 2021-2A E	SOFR + 6.75%	10/15/2034	USD	447	452	(b) (f)
Cedar Funding XVIII CLO Ltd	CEDF 2024-18A E	SOFR + 6.65%	4/23/2037	USD	616	628	(b) (f)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
CIFC Funding 2021-VII Ltd	CIFC 2021-7A E	SOFR + 6.35%	1/23/2035	USD	644	$655	(b) (f)
Clonmore Park CLO DAC	CLONP 1A ER	EURIBOR + 6.82%	8/21/2035	EUR	406	449	(b) (f)
Contego CLO XII DAC	CONTE 12A D	EURIBOR + 5.60%	1/25/2038	EUR	660	733	(b) (f)
CVC Cordatus Loan Fund XIV DAC	CORDA 14A E	EURIBOR + 5.90%	5/22/2032	EUR	611	671	(b) (f)
CVC Cordatus Loan Fund XVIII DAC	CORDA 18A ER	EURIBOR + 6.06%	7/29/2034	EUR	1,198	1,322	(b) (f)
CVC Cordatus Opportunity Loan Fund DAC	COLFR 1A E Mtge	EURIBOR + 6.31%	8/15/2033	EUR	411	449	(b) (f)
Diameter Capital CLO 5 Ltd	DCLO 2023-5A D	SOFR + 7.57%	10/15/2036	USD	747	774	(b) (f)
Empower CLO 2024-1 Ltd	EMPWR 2024-1A E	SOFR + 6.50%	4/25/2037	USD	354	360	(b) (f)
Fair Oaks Loan Funding V DAC	FOAKS 5A E	EURIBOR + 6.69%	10/15/2036	EUR	321	357	(b) (f)
Galaxy 33 CLO Ltd	GALXY 2024-33A E	SOFR + 6.65%	4/20/2037	USD	428	435	(b) (f)
Galaxy XXII CLO Ltd	GALXY 2016-22A ERRR	SOFR + 6.75%	4/16/2034	USD	421	421	(b) (f)
Galaxy XXV CLO Ltd	GALXY 2018-25A ER	SOFR + 6.50%	4/25/2036	USD	270	271	(b) (f)
Generate CLO Ltd	GNRT 2024-15A E	SOFR + 6.70%	7/20/2037	USD	493	507	(b) (f)
Golub Capital Partners CLO 50B-R Ltd	GCBSL 2020-50A ER	SOFR + 7.10%	4/20/2035	USD	819	828	(b) (f)
Golub Capital Partners CLO 53B Ltd	GCBSL 2021-53A E	SOFR + 6.70%	7/20/2034	USD	195	197	(b) (f)
Golub Capital Partners CLO 58B Ltd	GCBSL 2021-58A E	SOFR + 6.81%	1/25/2035	USD	549	553	(b) (f)
Guardia 1 Ltd	GUARD 2019-1A D	7.11%	10/20/2037	USD	1,550	1,484	(b) (f)
Harvest Clo XXXI DAC	HARVT 31A D	EURIBOR + 5.60%	10/15/2036	EUR	290	323	(b) (f)
HPS Loan Management 2021-16 Ltd	HLM 2021-16A E	SOFR + 6.50%	1/23/2035	USD	612	614	(b) (f)
Madison Park Euro Funding XV DAC	MDPKE 15A DR	EURIBOR + 4.50%	7/15/2036	EUR	369	405	(b) (f)
Madison Park Funding XLV Ltd	MDPK 2020-45A ER	SOFR + 6.35%	7/15/2034	USD	429	432	(b) (f)
Neuberger Berman Loan Advisers CLO 46 Ltd	NEUB 2021-46A E	SOFR + 6.25%	1/20/2036	USD	1,068	1,077	(b) (f)
Neuberger Berman Loan Advisers CLO 55 Ltd	NEUB 2024-55A E	SOFR + 6.50%	4/22/2038	USD	463	472	(b) (f)
Oaktree CLO 2019-3 Ltd	OAKCL 2019-3A ER	SOFR + 7.04%	10/20/2034	USD	1,628	1,637	(b) (f)
OCP CLO 2015-10 Ltd	OCP 2015-10A ER2	SOFR + 6.76%	1/26/2034	USD	551	553	(b) (f)
OCP CLO 2019-16 Ltd	OCP 2019-16A ER	SOFR + 6.61%	4/10/2033	USD	376	378	(b) (f)
OCP CLO 2021-21 Ltd	OCP 2021-21A E	SOFR + 6.54%	7/20/2034	USD	644	648	(b) (f)
OCP Euro CLO 2022-5 DAC	OCPE 2022-5A E	EURIBOR + 6.47%	4/20/2035	EUR	1,100	1,213	(b) (f)
OHA Credit Funding 10 Ltd	OAKC 2021-10A E	SOFR + 6.25%	1/18/2036	USD	497	501	(b) (f)
Otranto Park	OTOPK 1A E	EURIBOR + 7.05%	5/15/2035	EUR	428	472	(b) (f)
Palmer Square Credit Funding 2019-1 Ltd	PFIXD 2019-1A E	7.11%	4/20/2037	USD	931	922	(b) (f)
Palmer Square European CLO 2021-1 DAC	PLMER 2021-1A E	EURIBOR + 5.71%	4/15/2034	EUR	409	445	(b) (f)
Palmer Square European Loan Funding 2024-1 DAC	PSTET 2024-1A E	EURIBOR + 6.75%	8/15/2033	EUR	1,514	1,656	(b) (f)
Penta CLO 14 DAC	PENTA 2023-14A ER	EURIBOR + 6.35%	10/20/2037	EUR	449	491	(b) (f)
Penta CLO 16 DAC	PENTA 2024-16A E	EURIBOR + 6.79%	10/18/2036	EUR	420	465	(b) (f)
Penta CLO 5 DAC	PENTA 2018-5A ER	EURIBOR + 5.92%	4/20/2035	EUR	689	757	(b) (f)
Pikes Peak CLO 9	PIPK 2021-9A E	SOFR + 6.58%	10/27/2034	USD	810	820	(b) (f)
Providus Clo X DAC	PRVD 10A E	EURIBOR + 6.74%	11/18/2038	EUR	251	279	(b) (f)
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Rad CLO 14 Ltd	RAD 2021-14A E	SOFR + 6.50%	1/15/2035	USD	335	$336	(b) (f)
Rad CLO 15 Ltd	RAD 2021-15A E	SOFR + 6.20%	1/20/2034	USD	928	934	(b) (f)
RAD CLO 21 Ltd	RAD 2023-21A E	SOFR + 7.90%	1/25/2033	USD	514	523	(b) (f)
Rad CLO 4 Ltd	RAD 2019-4A ER	SOFR + 6.50%	4/25/2032	USD	338	340	(b) (f)
Rad CLO 7 Ltd	RAD 2020-7A ER	SOFR + 6.30%	4/17/2036	USD	310	312	(b) (f)
REESE PARK CLO LTD	RESPK 2020-1A ER	SOFR + 6.50%	10/15/2034	USD	1,375	1,394	(b) (f)
Regatta XX Funding Ltd	REG20 2021-2A E	SOFR + 6.25%	10/15/2034	USD	208	209	(b) (f)
Regatta XXI Funding Ltd	REG21 2021-3A E	SOFR + 6.75%	10/20/2034	USD	655	660	(b) (f)
Regatta XXIII Funding Ltd	REG23 2021-4A E	SOFR + 6.70%	1/20/2035	USD	804	810	(b) (f)
Regatta XXVIII Funding Ltd	REG28 2024-2A E	SOFR + 7.00%	4/25/2037	USD	429	437	(b) (f)
Rockford Tower CLO 2020-1 Ltd	ROCKT 2020-1A ER	SOFR + 8.00%	1/20/2036	USD	448	450	(b) (f)
RR 18 Ltd	RRAM 2021-18A D	SOFR + 6.51%	10/15/2034	USD	553	556	(b) (f)
RR 20 Ltd	RRAM 2022-20A D	SOFR + 7.25%	7/15/2037	USD	433	438	(b) (f)
Sandstone Peak Ltd	SAND 2021-1A E	SOFR + 6.80%	10/15/2034	USD	643	651	(b) (f)
Sound Point Euro CLO II Funding DAC	SNDPE 2A ER	EURIBOR + 6.34%	1/26/2036	EUR	500	548	(b) (f)
Symphony CLO 39 Ltd	SYMP 2023-39A E	SOFR + 6.19%	4/25/2034	USD	740	743	(b) (f)
Symphony CLO XXII Ltd	SYMP 2020-22A E	SOFR + 6.25%	4/18/2033	USD	599	601	(b) (f)
TCW CLO 2018-1 Ltd	TCW 2018-1A D1R3	SOFR + 3.50%	10/25/2035	USD	422	422	(b) (f)
Tikehau CLO DAC	TIKEH 2015-1A DRR	EURIBOR + 3.40%	8/4/2034	EUR	637	695	(b) (f)
TRESTLES CLO 2017-1 Ltd	TREST 2017-1A ERR	SOFR + 5.95%	7/25/2037	USD	334	338	(b) (f)
Trinitas Euro CLO VII DAC	TRNTE 7A D	EURIBOR + 3.75%	7/25/2037	EUR	343	376	(b) (f)
Trinitas Euro CLO VII DAC	TRNTE 7A E	EURIBOR + 6.55%	7/25/2037	EUR	338	368	(b) (f)
Unity-Peace Park CLO Ltd	UNPPK 2022-1A E	SOFR + 7.18%	4/20/2035	USD	580	587	(b) (f)
Voya CLO 2019-3 Ltd	VOYA 2019-3A ER	SOFR + 6.76%	10/17/2032	USD	759	765	(b) (f)
Voya CLO 2021-1 Ltd	VOYA 2021-1A E	SOFR + 6.61%	7/15/2034	USD	381	383	(b) (f)
Voya CLO 2022-1 Ltd	VOYA 2022-1A ER	SOFR + 6.90%	4/20/2035	USD	791	799	(b) (f)
TOTAL ASSET BACKED SECURITIES (Amortized cost $65,201)						$66,167
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Shares	Fair Value	Footnotes
Equity & Other Investments - 3.72%

Aerospace & Defense - 0.11%
Altitude II	Private Equity		USD	477,666	$506	(a) (b)
Ultra Electronics Holdings Ltd	Private Equity		USD	43,729	71	(a) (b) (e)
Ultra Electronics Holdings Ltd	Private Equity		USD	15,618,015	248	(a) (b) (e)

Application Software - 0.01%
Med-Metrix	Common Stock		USD	597	70	(a) (b) (e)
Med-Metrix	8.000% 12/2050 PIK Pref Equity		USD	597	30	(a) (b) (d) (e)

Broadline Retail - 0.03%
Belk Inc	Common Stock		USD	9,586	235	(b) (e)

Construction & Engineering - 0.00%
Yak Access LLC	Common Stock		USD	11,000	29	(a) (e)

Consumer Finance - 0.12%
Auxilior Capital Partners Inc	14.500% 04/2030	4/30/2030	USD	1	101	(a) (b) (d)
Discover Financial Services	Private Equity		USD	480,284	467	(a) (b) (e)
Global Lending Services LLC	Private Equity		USD	176,515	188	(a) (b) (e)
SunPower Financial	Private Equity		USD	36,006	49	(a) (b) (e)
Vehicle Secured Funding Trust	Private Equity		USD	111,575	111	(b) (e)

Diversified Metals & Mining - 0.01%
Foresight Energy LLC	Common Stock		USD	17,979	101	(a) (b) (e)

Diversified Real Estate Activities - 0.00%
Residential Opportunities I LLC	Private Equity		USD	1	1	(b)

Diversified Support Services - 0.01%
Magna Legal Services LLC	Common Stock		USD	618	86	(a) (b) (e)

Food Distributors - 0.01%
Lipari Foods LLC	Common Stock		USD	63,943	36	(b) (e)

Health Care Facilities - 0.00%
Quorum Health Corp	Trade Claim		USD	212,000	23	(b) (e)

Health Care Services - 0.13%
Affordable Care Inc	11.750% PIK Pref Equity		USD	677,000	680	(a) (b) (d) (e)
American Vision Partners	Private Equity		USD	53,939	38	(a) (b) (e)
Amerivet Partners Management Inc	11.500% 12/2059		USD	298	217	(a) (b) (d)

Health Care Technology - 2.28%
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Shares	Fair Value	Footnotes
athenahealth Inc	Private Equity		USD	12,641,498	$16,935	(b) (e)

Human Resource & Employment Services - 0.03%
SIRVA Worldwide Inc	Common Stock		USD	2,131	2	(a) (b) (e)
SIRVA Worldwide Inc	Common Stock		USD	1,646	2	(a) (b) (e)
SIRVA Worldwide Inc	15.250% 08/2030	8/20/2030	USD	490	194	(a) (b) (d)
SIRVA Worldwide Inc	15.250% 08/2030	8/20/2030	USD	15	6	(a) (b) (d)

Leisure Facilities - 0.32%
Pure Gym Ltd	Private Equity		GBP	1,416,469	2,377	(a) (b) (e)

Marine Transportation - 0.02%
Australis Maritime II	Private Equity		USD	107,257	110	(b)

Other Specialized REITs - 0.25%
Pretium Partners LLC P2	Private Equity		USD	1,635,306	1,860	(a) (b)

Single-Family Residential REITs - 0.34%
Avenue One PropCo	Private Equity		USD	2,443,830	2,513	(a) (b) (e)

Specialized Finance - 0.04%
Optio Invest	Private Equity		GBP	43,097	55	(b)
TDC LLP	8.000% Pref Equity		GBP	186,159	242	(a) (b)
TDC LLP	Private Equity		GBP	9,880	12	(a) (b) (e)
TOTAL EQUITY & OTHER INVESTMENTS (Cost $22,031)					$27,595
TOTAL INVESTMENTS (Cost $931,707) - 126.01%					$934,216
LIABILITIES EXCEEDING OTHER ASSETS, NET - (26.01%)					(192,817)
NET ASSETS - 100.00%					$741,399

See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

TL    Term loan.
DD    Delayed draw term loan.
1L    First lien.
2L    Second lien.
BBSW    Bank Bill Swap Rate as of October 31, 2024 was 4.31%.
BBSY    Bank Bill Swap Reference Bid Rate as of October 31, 2024 was 4.36%.
EURIBOR    Euro InterBank Offered Rate as of October 31, 2024 was 3.14%.
SOFR    Secured Overnight Financing Rate as of October 31, 2024 was 4.66%.
SONIA    Sterling Overnight Index Average as of October 31, 2024 was 4.96%.
(a)Security considered restricted.
(b)Value determined using significant unobservable inputs.
(c)Zero coupon bond.
(d)Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)Non-income producing security.
(f)Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration.
(g)Investment is an unfunded or partially funded commitment.
(h)Interest rates for certain variable rate securities are determined by the issuer, or agent, and are based on current market conditions, and these securities do not indicate a reference rate and spread in their description.
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Statement of Assets and Liabilities
As of October 31, 2024
(in thousands, except share and per share data)

Assets
Investments, at fair value (cost $931,707)	$934,216
Cash	82,125
Foreign currencies, at value (cost $11,671)	11,647
Receivable for investments sold	3,472
Dividends and interest receivable	12,368
Receivable for shares issued	1,896
Other assets	144
Total assets	1,045,868

Liabilities
Credit facility (net of deferred financing costs of $253)	253,175
Payable for investments purchased	41,234
Interest payable	4,787
Distribution payable	1,810
Investment advisory fees payable	1,024
Trustees’ fees payable	548
Distribution fees payable	196
Shareholder servicing fees payable	98
Other accrued expenses	1,597
Total liabilities	304,469

Commitments and Contingencies (Note 8)
Net assets	$741,399

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$789,579
Accumulated deficit	(48,180)
Net assets	$741,399

Class D:
Net asset value	$1,868
Price per share (82,595 shares)	$22.62

Class I:
Net asset value	$280,461
Price per share (11,514,006 shares)	$24.36

Class T:
Net asset value	$35,264
Price per share (1,461,134 shares)	$24.13

Class U:
Net asset value	$423,806
Price per share (18,247,985 shares)	$23.22
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Statement of Operations
For the Year Ended October 31, 2024
(in thousands)

Investment income
Interest income	$91,836
Payment-in-kind interest income	3,574
Other income	3,469
Total investment income	98,879

Expenses
Interest expense	16,981
Investment advisory fees	12,521
Distribution fees	2,294
Shareholder servicing fees	1,154
Term loan fees	1,150
Professional fees	1,130
Administration fees	432
Trustees' fees	155
Other expenses	1,774
Total expenses prior to expense limitation agreement	37,591

Expense limitation	(440)
Reimbursement of expense limitation	72
Net expenses	37,223

Net investment income	61,656

Realized and unrealized gains (losses)
Net realized losses on
Investments	(23,953)
Foreign currency transactions	(614)
Net realized losses	(24,567)
Net change in unrealized appreciation (depreciation) of
Investments	68,120
Foreign currency translation	941
Deferred Trustees’ fees	(57)
Net change in unrealized appreciation	69,004
Net realized and unrealized gains	44,437
Net increase in net assets resulting from operations	$106,093
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Statements of Changes in Net Assets
(in thousands)

	Year Ended October 31, 2024	Year Ended October 31, 2023

Increase (decrease) in net assets resulting from operations
Net investment income	$61,656	$48,515
Net realized losses	(24,567)	(21,085)
Net change in unrealized appreciation	69,004	47,957
Net increase in net assets resulting from operations	106,093	75,387

Distributions to shareholders
Class D	(178)	(238)
Class I	(23,814)	(20,114)
Class T	(2,644)	(2,066)
Class U	(34,893)	(26,253)
Total distributions to shareholders	(61,529)	(48,671)

Shareholder transactions (Note 7)
Class D
Subscriptions	—	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(921)	(839)
	(921)	(839)
Class I
Subscriptions	32,654	17,679
Shares issued in reinvestment of distributions	11,955	9,556
Shares redeemed	(12,891)	(23,327)
	31,718	3,908
Class T
Subscriptions	6,614	2,159
Shares issued in reinvestment of distributions	2,247	1,623
Shares redeemed	(683)	(4,510)
	8,178	(728)
Class U
Subscriptions	57,441	122,381
Shares issued in reinvestment of distributions	27,981	18,649
Shares redeemed	(65,989)	(36,108)
	19,433	104,922
Increase in net assets from shareholder transactions	58,408	107,263
Net increase in net assets	102,972	133,979
Net assets
Beginning of year	638,427	504,448
End of year	$741,399	$638,427
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Statement of Cash Flows
For the Year Ended October 31, 2024
(in thousands)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$106,093
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(512,025)
Proceeds from sales and repayments of investments	445,248
Net change in unrealized appreciation of investments	(68,120)
Net accretion of premiums and discounts	(10,895)
Net realized loss from investments	23,953
Payment-in-kind interest	(3,574)
Net change in unrealized appreciation on foreign currency translation	(941)
Net realized loss on investments (foreign currency related)	765
Amortization of deferred financing costs	277
Net change in unrealized depreciation on Deferred Trustees’ fees	57
Changes in assets and liabilities:
Increase in payable for investments purchased	35,052
Decrease in receivable for investments sold	4,951
Decrease in dividends and interest receivable	3,510
Increase in interest payable	169
Decrease in other accrued expenses	(154)
Increase in Trustees’ fees payable	115
Decrease in other assets	58
Increase in distribution fees payable	40
Increase in shareholder servicing fees payable	21
Increase in investment advisory fees payable	8
Net cash provided by operating activities	24,608
Cash Flows from Financing Activities
Subscriptions for shares	97,133
Shares repurchased	(80,484)
Proceeds from credit facility	41,608
Distributions paid to shareholders	(22,100)
Paydown of credit facility	(11,633)
Net cash provided by financing activities	24,524

Effect of exchange rate changes on cash	(17)
Net increase in cash	49,115

Cash
Beginning balance	44,657
Ending balance	$93,772

Supplemental disclosure of cash flow information and non-cash financing activities:
Reinvestment of shareholder distributions	$42,183
Cash paid for interest expense	$16,384
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Financial Highlights

	Year Ended October 31,
	2024	2023	2022***

Class D
Per share operating performance(1)
Net asset value, beginning of period	$21.17	$20.09	$25.00
Income (loss) from investment operations
Net investment income	1.95	1.78	1.28
Net realized and unrealized gains (losses)	1.45	1.09	(4.66)
Total from investment operations	3.40	2.87	(3.38)

Distributions from
Net investment income	(1.95)	(1.79)	(1.50)
Realized gains	—	—	(0.03)
Total distributions	(1.95)	(1.79)	(1.53)
Net asset value, end of period	$22.62	$21.17	$20.09
Total return†(2)	16.53%	14.72%	(14.09)%

Ratios to average net assets**
Expenses, before reimbursement	4.98%	5.30%	3.60%
Expenses, after reimbursement	4.93%	5.10%	3.52%
Net investment income, before reimbursement	8.69%	8.31%	7.65%
Net investment income, after reimbursement	8.74%	8.51%	7.74%
Supplemental data
Net assets, end of period (000’s)	$1,868	$2,629	$3,313
Portfolio turnover rate*(2)	48%	39%	25%
(1)Per share calculations were performed using average shares.
(2)Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
†Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
*Portfolio turnover is calculated on the basis of the Fund as a whole.
**Annualized.
***Period from the commencement of operations for Class D shares (January 31, 2022).
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020***
Class I
Per share operating performance(1)
Net asset value, beginning of period	$22.81	$21.66	$27.42	$26.08	$25.00
Income (loss) from investment operations
Net investment income	2.18	1.99	1.90	1.67	1.01
Net realized and unrealized gains (losses)	1.54	1.15	(5.52)	1.69	1.10
Total from investment operations	3.72	3.14	(3.62)	3.36	2.11

Distributions from
Net investment income	(2.17)	(1.99)	(2.11)	(1.66)	(1.03)
Realized gains	—	—	(0.03)	(0.36)	—
Total distributions	(2.17)	(1.99)	(2.14)	(2.02)	(1.03)
Net asset value, end of period	$24.36	$22.81	$21.66	$27.42	$26.08
Total return†(2)	16.80%	14.88%	(13.72)%	12.81%	8.71%

Ratios to average net assets**
Expenses, before reimbursement	4.73%	5.07%	3.14%	2.32%	3.84%
Expenses, after reimbursement	4.68%	4.86%	3.09%	2.02%	1.68%
Net investment income, before reimbursement	8.98%	8.55%	7.60%	5.73%	3.91%
Net investment income, after reimbursement	9.03%	8.77%	7.65%	6.03%	6.06%
Supplemental data
Net assets, end of period (000’s)	$280,461	$232,290	$216,971	$211,181	$106,962
Portfolio turnover rate*(2)	48%	39%	25%	78%	66%
(1)Per share calculations were performed using average shares.
(2)Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
†Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
*Portfolio turnover is calculated on the basis of the Fund as a whole.
**Annualized.
***Period from the commencement of operations for Class I shares (February 28, 2020).
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020***
Class T
Per share operating performance(1)
Net asset value, beginning of period	$22.59	$21.46	$27.17	$25.83	$25.00
Income (loss) from investment operations
Net investment income	1.98	1.80	1.69	1.45	0.61
Net realized and unrealized gains (losses)	1.54	1.14	(5.47)	1.68	0.83
Total from investment operations	3.52	2.94	(3.78)	3.13	1.44

Distributions from
Net investment income	(1.98)	(1.81)	(1.90)	(1.43)	(0.61)
Realized gains	—	—	(0.03)	(0.36)	—
Total distributions	(1.98)	(1.81)	(1.93)	(1.79)	(0.61)
Net asset value, end of period	$24.13	$22.59	$21.46	$27.17	$25.83
Total return†(2)	15.90%	14.08%	(14.40)%	12.03%	6.65%

Ratios to average net assets**
Expenses, before reimbursement	5.48%	5.82%	3.86%	3.04%	3.54%
Expenses, after reimbursement	5.43%	5.61%	3.82%	2.78%	2.49%
Net investment income, before reimbursement	8.24%	7.81%	6.82%	5.00%	4.65%
Net investment income, after reimbursement	8.29%	8.02%	6.86%	5.27%	5.70%
Supplemental data
Net assets, end of period (000’s)	$35,264	$25,295	$24,724	$26,121	$8,243
Portfolio turnover rate*(2)	48%	39%	25%	78%	66%
(1)Per share calculations were performed using average shares.
(2)Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
†Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
*Portfolio turnover is calculated on the basis of the Fund as a whole.
**Annualized.
***Period from the commencement of operations for Class T shares (June 1, 2020).
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020***
Class U
Per share operating performance(1)
Net asset value, beginning of period	$21.74	$20.65	$26.18	$25.00	$25.00
Income (loss) from investment operations
Net investment income	1.90	1.74	1.64	1.44	—
Net realized and unrealized gains (losses)	1.48	1.09	(5.27)	1.52	—
Total from investment operations	3.38	2.83	(3.63)	2.96	—

Distributions from
Net investment income	(1.90)	(1.74)	(1.87)	(1.42)	—
Realized gains	—	—	(0.03)	(0.36)	—
Total distributions	(1.90)	(1.74)	(1.90)	(1.78)	—
Net asset value, end of period	$23.22	$21.74	$20.65	$26.18	$25.00
Total return†(2)	15.88%	14.10%	(14.48)%	11.69%	0.00%

Ratios to average net assets**
Expenses, before reimbursement	5.50%	5.83%	3.92%	3.01%	0.00%
Expenses, after reimbursement	5.44%	5.62%	3.86%	2.87%	0.00%
Net investment income, before reimbursement	8.22%	7.80%	6.89%	5.29%	0.00%
Net investment income, after reimbursement	8.27%	8.01%	6.94%	5.43%	0.00%
Supplemental data
Net assets, end of period (000’s)	$423,806	$378,213	$259,440	$208,262	$7,421
Portfolio turnover rate*(2)	48%	39%	25%	78%	66%
(1)Per share calculations were performed using average shares.
(2)Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
†Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
*Portfolio turnover is calculated on the basis of the Fund as a whole.
**Annualized.
***Period from the commencement of operations for Class U shares (September 1, 2020).
See accompanying notes to financial statements.

Credit Opportunities Portfolio	October 31, 2024

Notes to Financial Statements
1.    Organization
KKR Credit Opportunities Portfolio (the “Fund”) was organized on September 5, 2019 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on February 28, 2020 and continuously offers its shares and operates as an interval fund. The Fund seeks to provide attractive risk-adjusted returns and generate current income. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).
As of October 31, 2024, an affiliate of the Adviser owned 12.78% of the outstanding shares of the Fund.
2.    Summary of Significant Accounting Policies
Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.
Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investments Company Act of 1940 (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.
Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.
Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.
A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

Credit Opportunities Portfolio	October 31, 2024

The availability of observable inputs can vary depending on the financial asset, liability, or unfunded commitments and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3.
Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.
Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.
Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.
The fair value of certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Schedule of Investments and are valued in accordance with ASC Topic 820, Fair Value Measurements. These values are temporary and the funding of the commitment will result in these investments valued as financial assets. The interest rates shown for unfunded commitments in the Schedule of Investments represents the commitment fee the fund earns on the undrawn amounts.

Certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Schedule of Investments. These values are temporary and the funding of the commitment will result in these investments valued as financial assets.
For the year ended October 31, 2024, there were no significant changes to the Fund’s fair value methodologies.
Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income, including payment-in-kind (“PIK”) interest income, is accrued as earned. PIK interest income is capitalized as additional principal, or collected in cash, on the interest payment dates. Dividends are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method over the holding period of the investment. Paydown gains and losses on asset-backed securities are recorded as an adjustment to interest income. Realized gains and losses are calculated on the specific identified cost basis.
Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. As of October 31, 2024, the Fund held no cash equivalents.

Credit Opportunities Portfolio	October 31, 2024

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.
The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and from the fluctuations arising from changes in market prices of securities held.
Distributions to Shareholders — Distributions are accrued and declared daily and paid monthly, and distributable net realized capital gains, if any, are declared and distributed at least annually.
Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.
To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the year ended October 31) plus undistributed amounts, if any, from prior years.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2020-2023). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, ongoing analysis of and changes to tax laws, regulations and interpretations thereof.
As of October 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any interest or penalties.
Repurchase Offers — The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 10.0% and no more than 25.0% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 10.0% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).
Recent Accounting Pronouncements — In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”). ASU 2023-07 improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 enhances interim disclosure requirements, clarifies circumstances in which an entity can disclose multiple segment measures of profit or loss, provides new segment disclosure requirements for entities with a single reportable segment, and contains other disclosure requirements to enable investors to better understand an entity’s overall performance. ASU 2023-07 is effective for annual reporting periods beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The adoption of this standard is not expected to have a material impact to the financial statements.

Credit Opportunities Portfolio	October 31, 2024

3.    Risk Considerations
The Fund invests mainly in leveraged loans, high yield securities, collateralized loan obligations, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:
Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, the conflict between Russia and Ukraine, the conflict between Hamas and Israel, rapid interest rate changes, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions and volatility in the banking and financial sectors have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the Fund’s operations and performance and the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.
Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value of the Fund’s shares and the Fund’s investment return will likely be more volatile.
Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.
Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.
Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.

Second Lien Risk — Investments in second lien loans and “last out” pieces of unitranche loans will be junior in priority to the first lien loans and “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should it be forced to enforce its remedies.
Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.
Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.
High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements

Credit Opportunities Portfolio	October 31, 2024

and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
4.    Agreements
Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.3% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).
During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund does not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage. During the year ended October 31, 2024, the Adviser earned an Investment Advisory Fee of $12.5 million.
The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser will agree to waive its monthly fee and pay, absorb or reimburse some or all of the Fund’s “Specified Expenses” (as defined below), an “Expense Limitation Payment,” for each month during the Limitation Period (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed 0.4% of the average daily value of the Fund’s net assets. “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and operating expenses, with the exception of: (i) the Management Fee (as defined in the Fund’s prospectus), (ii) the Service Fee (as defined in the Fund’s prospectus), (iii) the Distribution Fee (as defined in the Fund’s prospectus), (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). The “Limitation Period” commenced on February 28, 2020 with an extended term ending on February 28, 2025. The Fund will agree to repay these amounts (“Reimbursement Payment”) on a monthly basis, but only if and to the extent that Specified Expenses plus the Reimbursement Payment are less than 0.4% of the average daily value of the Fund’s net assets during the fiscal year (or, if a lower expense limit is then in effect, such lower limit). The Fund’s obligation to make Reimbursement Payments expires 36 months from the month in which such fees are foregone or expense is incurred by the Adviser.
The Expense Limitation Agreement terminates at the end of the Limitation Period, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.
As of October 31, 2024, the amount of Expense Limitation Payments since the inception of the Fund provided by the Adviser was $4.4 million and the Reimbursement Payments to the Adviser was $0.4 million. The Fund’s management believes that Reimbursement Payments of the remaining Expense Limitation Payments were not probable as of October 31, 2024.

Credit Opportunities Portfolio	October 31, 2024

The following table reflects the Expense Limitation Payments that may become subject to reimbursement (in thousands):

For the period ended	Amount of Expense Limitation Payment	Eligible for Reimbursement Payment through

October 31, 2022	$467	October 31, 2025
October 31, 2023	1,239	October 31, 2026
October 31, 2024	440	October 31, 2027
	$2,146
Distributor — KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, is the principal underwriter and distributor of the shares and serves in that capacity on a best effort basis, subject to various conditions. Shares will be offered through other brokers, dealers and other financial intermediaries (referred to as “selling agents”) that have entered into selling agreements with the Distributor. Selling agents typically receive the sales load with respect to Class T shares and Class PT shares purchased by their clients. The Distributor does not retain any portion of the sales load. Class T shares and Class PT shares are sold subject to a maximum sales load of up to 2.0% and 3.0% of the offering price, respectively. However, purchases of Class T shares and Class PT shares may be eligible for a sales load discount. The selling agents may, in their sole discretion, reduce or waive the sales load on a non-scheduled basis in individual cases. Class D shares, Class I shares, Class U shares, and Class PI shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class D shares, Class I shares, Class U shares, and Class PI shares to their selling agents.
The Fund pays the Distributor an ongoing fee (the “Shareholder Servicing Fee”) that is calculated and accrued monthly at an annualized rate of 0.25% of the net assets of the Fund attributable to Class D shares, Class T shares, Class U shares, and Class PT shares. The Shareholder Servicing Fee is for personal services provided to Shareholders and/or the maintenance of Shareholder accounts services and to reimburse the Distributor for related expenses incurred. The Distributor will generally pay all or a portion of the Shareholder Servicing Fee to the selling agents that sell Class D shares, Class T shares, Class U shares, and Class PT shares. During the year ended October 31, 2024, the Fund incurred Shareholder Servicing Fees of $5.2 thousand, $80.7 thousand, and $1.1 million for Class D, Class T, and Class U, respectively.

In addition, the Fund pays the Distributor an ongoing distribution fee (the “Distribution Fee”) that is calculated and accrued monthly at an annualized rate of 0.5% of the net assets of the Fund attributable to Class T shares, Class U shares, and Class PT shares. The Distribution Fee is for the sale and marketing of the Class T shares, Class U shares, and Class PT shares, and to reimburse the Distributor for related expenses incurred. The Distributor will generally pay all or a portion of the Distribution Fee to the selling agents that sell Class T shares, Class U shares, and Class PT shares. During the year ended October 31, 2024, the Fund incurred distribution fees of $0.2 million and $2.1 million for Class T shares and Class U shares, respectively.

Payment of the Distribution Fee and the Shareholder Servicing Fee is governed by the Fund’s Distribution and Service Plan. Class I shares and Class PI shares do not incur a Shareholder Servicing Fee or Distribution Fee, and Class D shares do not incur a Distribution Fee.

As of October 31, 2024, Class PI shares and Class PT shares have not commenced operations.
Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.
U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.

Credit Opportunities Portfolio	October 31, 2024

Fund Services served as the Fund’s transfer agent for a portion of the fiscal year. Effective August 24, 2024, SS&C GIDS, Inc., serves as the Fund’s transfer agent pursuant to a transfer agency agreement.
Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Statement of Assets and Liabilities.
Other — Certain officers of the Fund are also officers of the Adviser. Such officers are not paid by the Fund for serving as officers of the Fund.

5.    Fair Value
The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of October 31, 2024, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (in thousands):

Investments in securities	Level 1	Level 2	Level 3	Total

Leveraged Loans	$—	$334,768	$150,871	$485,639
High Yield Securities	—	349,797	5,018	354,815
Asset Backed Securities	—	—	66,167	66,167
Equity & Other Investments	—	29	27,566	27,595
Total investments in securities	$—	$684,594	$249,622	$934,216
The following are the details of the restricted securities of the Fund (in thousands, except share amounts):

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Leveraged Loans
3Pillar Global Inc	TL 1L 11/21	1,902	$1,899	$1,833	11/23/2021	0.25%
3Pillar Global Inc	TL 1L DD 11/21	612	612	590	11/23/2021	0.08%
48Forty Solutions LLC	TL 1L 02/22	4,455	4,408	3,857	2/11/2022	0.52%
48Forty Solutions LLC	TL 1L 03/22	3,109	3,090	2,692	3/11/2022	0.36%
Aareon AG	TL 1L 09/24	376	415	406	9/30/2024	0.05%
Aareon AG	TL 1L DD 09/24	86	—	(1)	9/30/2024	0.00%
Accuride Corp	TL 1L 07/24	1,407	1,405	1,407	7/15/2024	0.19%
Accuride Corp	TL 1L 08/24	554	545	554	8/23/2024	0.07%
Accuride Corp	TL 1L 09/24	546	536	546	9/23/2024	0.07%
Accuride Corp	TL 1L B 07/23	7,752	7,602	4,651	4/27/2023	0.63%
Affordable Care Inc	TL 1L 08/21	1,568	1,552	1,564	8/2/2021	0.21%
Affordable Care Inc	TL 1L DD 08/21	282	281	281	8/2/2021	0.04%
Affordable Care Inc	TL 1L DD 08/23	305	305	305	7/7/2023	0.04%
Aimbridge Acquisition Co Inc	TL 1L B 09/20	3,778	3,722	3,377	3/2/2023	0.46%
Aimbridge Acquisition Co Inc	TL 1L B 10/19	15,227	14,868	13,184	1/11/2023	1.78%
Alera Group Intermediate Holdings Inc	TL 1L 09/21	644	637	648	9/30/2021	0.09%
Alera Group Intermediate Holdings Inc	TL 1L DD 09/21	183	182	184	9/30/2021	0.02%
Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	529	529	532	12/16/2021	0.07%
American Vision Partners	TL 1L 09/21	1,871	1,853	1,848	9/30/2021	0.25%
American Vision Partners	TL 1L DD 09/21	773	770	763	9/30/2021	0.10%

Credit Opportunities Portfolio	October 31, 2024

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Amerivet Partners Management Inc	TL 1L 02/22	1,144	$1,129	$1,144	2/25/2022	0.15%
Amerivet Partners Management Inc	TL 1L DD 02/22	70	70	70	2/25/2022	0.01%
Amerivet Partners Management Inc	TL 1L DD 11/22	530	530	530	9/29/2023	0.07%
Apex Service Partners LLC	TL 1L 09/24	302	299	303	10/24/2023	0.04%
Apex Service Partners LLC	TL 1L 09/24	78	78	78	10/24/2023	0.01%
Apex Service Partners LLC	TL Unsec 10/23 PIK	74	73	72	10/24/2023	0.01%
Apex Service Partners LLC	TL Unsec DD 10/23 PIK	36	35	35	10/24/2023	0.00%
Avenue One PropCo	TL Unsec DD 03/24	7,502	7,502	7,502	3/15/2024	1.01%
Avetta LLC	TL 1L 07/24	94	93	93	7/26/2024	0.01%
Avetta LLC	TL 1L DD 07/24	23	—	—	7/26/2024	0.00%
BDO USA PA	TL 1L 08/23	145	143	146	8/31/2023	0.02%
Cadence Education LLC	TL 1L 05/24	115	115	115	5/1/2024	0.02%
Cadence Education LLC	TL 1L DD 05/24	30	9	10	5/1/2024	0.00%
CFC Underwriting Ltd	TL 1L B 05/22	5,343	5,245	5,343	5/16/2022	0.72%
CFC Underwriting Ltd	TL 1L DD 05/22	631	—	—	5/16/2022	0.00%
Circana Group	TL 1L 04/24	984	984	994	8/1/2022	0.13%
Civica Group Ltd	TL 1L 08/23	12	8	8	8/29/2023	0.00%
Civica Group Ltd	TL 1L 08/23	222	273	286	8/30/2023	0.04%
Civica Group Ltd	TL 1L DD 08/23	94	36	40	8/30/2023	0.01%
Clarience Technologies LLC	TL 1L 02/24	417	413	421	2/13/2024	0.06%
Clarience Technologies LLC	TL 1L DD 02/24	45	—	—	2/13/2024	0.00%
CSafe Global	TL 1L 03/24	49	62	63	3/8/2024	0.01%
CSafe Global	TL 1L 03/24	348	347	351	3/8/2024	0.05%
CSafe Global	TL 1L DD 03/24	15	15	15	3/8/2024	0.00%
Dechra Pharmaceuticals Ltd	TL 1L B1 01/24	191	187	191	10/31/2023	0.03%
Dechra Pharmaceuticals Ltd	TL 1L B2 01/24	173	179	189	10/31/2023	0.03%
Dechra Pharmaceuticals Ltd	TL 1L DD 01/24	42	—	—	10/31/2023	0.00%
Dechra Pharmaceuticals Ltd	TL 1L DD 01/24	46	—	—	10/31/2023	0.00%
Dental365 LLC	TL 1L 05/24	88	88	87	5/31/2024	0.01%
Dental365 LLC	TL 1L DD 05/24	86	20	21	5/31/2024	0.00%
Dental365 LLC	TL 1L DD 05/24	47	47	47	5/31/2024	0.01%
Discover Financial Services	TL 1L DD 09/24	898	892	892	9/6/2024	0.12%
DOXA Insurance Holdings LLC	TL 1L 12/23	48	47	48	12/20/2023	0.01%
DOXA Insurance Holdings LLC	TL 1L DD 12/23	46	40	41	12/20/2023	0.01%
Drive DeVilbiss Healthcare LLC	TL 1L 03/21	20,933	20,766	20,758	3/31/2021	2.80%
Drive DeVilbiss Healthcare LLC	TL 1L 09/22 PIK	3,050	3,050	3,071	9/26/2022	0.41%
Encora Digital LLC	TL 1L 12/21 PIK	558	548	543	12/20/2021	0.07%
Envirotainer Ltd	TL 1L B1 07/22	4,740	4,756	5,158	7/29/2022	0.70%
Envirotainer Ltd	TL 1L B2 07/22	2,412	2,366	2,412	7/29/2022	0.33%
Envirotainer Ltd	TL 1L DD 07/22	865	—	—	7/29/2022	0.00%
Excelitas Technologies Corp	TL 1L 08/22	3,442	3,414	3,446	8/11/2022	0.46%
Excelitas Technologies Corp	TL 1L 08/22	592	605	645	8/11/2022	0.09%
Excelitas Technologies Corp	TL 1L DD 08/22	117	—	—	8/11/2022	0.00%
Follett Software Co	TL 1L 08/21	1,507	1,492	1,511	8/31/2021	0.20%
Foresight Energy LLC	TL 1L A 06/20	119	119	119	6/30/2020	0.02%
Foundation Risk Partners Corp	TL 1L 03/22	819	810	826	4/14/2022	0.11%
Foundation Risk Partners Corp	TL 1L 10/21	1,309	1,289	1,319	10/29/2021	0.18%
Foundation Risk Partners Corp	TL 1L DD 03/22	3,310	3,275	3,337	4/14/2022	0.45%
Foundation Risk Partners Corp	TL 1L DD 10/21	285	282	287	10/29/2021	0.04%
Galway Partners Holdings LLC	TL 1L 07/24	2,570	2,544	2,570	9/30/2021	0.35%
Granicus Inc	TL 1L 01/24	164	163	166	1/17/2024	0.02%
Granicus Inc	TL 1L DD 01/24	24	24	24	1/17/2024	0.00%

Credit Opportunities Portfolio	October 31, 2024

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Heritage Environmental Services Inc	TL 1L 01/24	166	$165	$168	1/31/2024	0.02%
Highgate Hotels Inc	TL 1L 11/23	106	105	107	11/3/2023	0.01%
Insight Global LLC	TL 1L 02/22	1,024	1,019	1,024	2/28/2022	0.14%
Insight Global LLC	TL 1L 09/21	5,292	5,234	5,292	9/22/2021	0.71%
Integrity Marketing Group LLC	TL 1L 08/24	8,379	8,379	8,386	12/3/2021	1.13%
Laboratoires Vivacy SAS	TL 1L B 03/23	781	809	816	3/20/2023	0.11%
Laboratoires Vivacy SAS	TL 1L DD 03/23	63	9	8	3/20/2023	0.00%
Lazer Logistics Inc	TL 1L 11/23	4	4	4	11/6/2023	0.00%
Lazer Logistics Inc	TL 1L B 05/23	196	194	198	5/4/2023	0.03%
Lazer Logistics Inc	TL 1L DD 05/23	30	29	30	5/4/2023	0.00%
Lazer Logistics Inc	TL 1L DD 11/23	18	7	7	11/6/2023	0.00%
Magna Legal Services LLC	TL 1L 11/22	228	225	230	11/22/2022	0.03%
Magna Legal Services LLC	TL 1L DD 11/22	64	64	64	11/22/2022	0.01%
Magna Legal Services LLC	TL 1L DD 12/23	13	4	4	12/22/2023	0.00%
MB2 Dental Solutions LLC	TL 1L 02/24	305	302	307	2/13/2024	0.04%
MB2 Dental Solutions LLC	TL 1L DD 1 02/24	106	16	18	2/13/2024	0.00%
MB2 Dental Solutions LLC	TL 1L DD 2 02/24	64	—	1	2/13/2024	0.00%
Med-Metrix	TL 1L 09/21	1,233	1,220	1,239	9/15/2021	0.17%
Med-Metrix	TL 1L DD 09/21	627	627	630	9/15/2021	0.08%
Nidda Healthcare Holding AG	TL 1L B2 06/24	1,070	1,197	1,168	9/17/2024	0.16%
OEConnection LLC	TL 1L 04/24	185	184	186	4/22/2024	0.03%
OEConnection LLC	TL 1L DD 04/24	32	—	—	4/22/2024	0.00%
Opendoor Labs Inc	TL 2L DD 10/21	977	977	961	10/1/2021	0.13%
Oxford Global Resources LLC	TL 1L 06/22	6,495	6,403	6,495	6/17/2022	0.88%
Oxford Global Resources LLC	TL 1L 08/21	1,450	1,435	1,450	8/17/2021	0.20%
Oxford Global Resources LLC	TL 1L DD 08/21	121	120	121	8/17/2021	0.02%
PartsSource Inc	TL 1L 10/21	1,299	1,282	1,299	10/18/2021	0.18%
PartsSource Inc	TL 1L DD 08/21	96	95	96	10/18/2021	0.01%
PartsSource Inc	TL 1L DD 10/23	368	61	64	3/28/2024	0.01%
Pretium Partners LLC P1	P1 Mezz TL Unsec 08/19	519	499	519	6/10/2024	0.07%
Pretium Partners LLC P2	TL 1L 12/21	3,271	3,198	3,205	12/16/2021	0.43%
Radwell International LLC	TL 1L 04/22	24	24	24	8/16/2022	0.00%
Radwell International LLC	TL 1L 12/22	893	893	897	12/1/2022	0.12%
Rockefeller Capital Management LP	TL 1L 04/24	171	169	173	4/4/2024	0.02%
Service Express Inc	TL 1L 08/24	196	196	196	8/15/2024	0.03%
Service Express Inc	TL 1L DD 08/24	47	—	—	8/15/2024	0.00%
Shaw Development LLC	TL 1L 10/23	148	146	147	10/30/2023	0.02%
Shaw Development LLC	TL 1L DD 10/23	18	—	—	10/30/2023	0.00%
SIRVA Worldwide Inc	TL 1L 08/24	269	269	269	8/20/2024	0.04%
SIRVA Worldwide Inc	TL 1L 08/24	1,094	1,071	1,094	8/20/2024	0.15%
SIRVA Worldwide Inc	TL 1L DD 08/24	1,008	618	638	8/22/2024	0.09%
SitusAMC Holdings Corp	TL 1L 12/21	1,176	1,164	1,181	12/22/2021	0.16%
Solera LLC	TL 2L 06/21 PIK Toggle	17,315	17,284	17,315	6/4/2021	2.34%
Spotless Brands LLC	TL 1L 02/23	154	151	154	2/16/2023	0.02%
Spotless Brands LLC	TL 1L DD 02/23	234	231	235	2/16/2023	0.03%
Time Manufacturing Co	TL 1L 06/22	370	391	368	6/24/2022	0.05%
Time Manufacturing Co	TL 1L 12/21	917	904	837	12/1/2021	0.11%
Time Manufacturing Co	TL 1L 12/21	591	660	587	12/1/2021	0.08%
Trescal SA	TL 1L B1 05/23	197	213	217	5/3/2023	0.03%
Trescal SA	TL 1L B2 04/23	216	210	218	4/28/2023	0.03%
Trescal SA	TL 1L DD 05/23	114	104	108	5/3/2023	0.01%
Wheel Pros Inc	TL 1L 09/23	902	848	1,051	9/7/2023	0.14%

Credit Opportunities Portfolio	October 31, 2024

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Woolpert Inc	TL 1L 05/24	249	$249	$250	5/8/2024	0.03%
Woolpert Inc	TL 1L DD 05/24	78	12	13	5/8/2024	0.00%
Zellis Holdings Ltd	TL 1L B1 06/24	177	223	225	8/13/2024	0.03%
Zellis Holdings Ltd	TL 1L B2 DD 06/24	39	—	(1)	8/13/2024	0.00%
Zeus Industrial Products Inc	TL 1L 02/24	260	258	263	2/28/2024	0.04%
Zeus Industrial Products Inc	TL 1L DD 02/24	48	12	13	2/28/2024	0.00%
Revolver
3Pillar Global Inc	Revolver 1L 11/21	186	81	74	11/23/2021	0.01%
48Forty Solutions LLC	Revolver 1L 03/22	610	506	424	3/11/2022	0.06%
Affordable Care Inc	Revolver 1L 08/21	177	80	79	8/2/2021	0.01%
American Vision Partners	Revolver 1L 09/21	158	73	71	9/30/2021	0.01%
Amerivet Partners Management Inc	Revolver 1L 02/22	197	—	—	2/25/2022	0.00%
Apex Service Partners LLC	Revolver 1L 09/24	26	15	15	9/24/2024	0.00%
Avetta LLC	Revolver 1L 07/24	5	—	—	7/26/2024	0.00%
Avetta LLC	Revolver 1L 07/24	11	—	—	7/26/2024	0.00%
Cadence Education LLC	Revolver 1L 05/24	18	—	—	5/1/2024	0.00%
Circana Group	Revolver 1L 04/24	51	28	28	4/1/2024	0.00%
Clarience Technologies LLC	Revolver 1L 02/24	45	—	—	2/13/2024	0.00%
CSafe Global	Revolver 1L 03/24	36	36	36	3/8/2024	0.00%
Dental365 LLC	Revolver 1L 05/24	32	—	—	5/31/2024	0.00%
DOXA Insurance Holdings LLC	Revolver 1L 12/23	10	—	—	12/20/2023	0.00%
Excelitas Technologies Corp	Revolver 1L 08/22	352	—	—	8/11/2022	0.00%
Follett Software Co	Revolver 1L 08/21	136	—	—	8/31/2021	0.00%
Foundation Risk Partners Corp	Revolver 1L 10/21	142	—	—	10/29/2021	0.00%
Galway Partners Holdings LLC	Revolver 1L 09/21	205	27	29	9/30/2021	0.00%
Granicus Inc	Revolver 1L 01/24	23	1	1	1/17/2024	0.00%
Heritage Environmental Services Inc	Revolver 1L 01/24	23	—	—	1/31/2024	0.00%
Highgate Hotels Inc	Revolver 1L 11/23	13	—	—	11/3/2023	0.00%
Insight Global LLC	Revolver 1L 09/21	428	—	—	9/22/2021	0.00%
Lazer Logistics Inc	Revolver 1L 05/23	24	—	—	5/4/2023	0.00%
Magna Legal Services LLC	Revolver 1L 11/22	27	—	—	11/22/2022	0.00%
MB2 Dental Solutions LLC	Revolver 1L 02/24	21	3	3	2/13/2024	0.00%
Med-Metrix	Revolver 1L 09/21	159	—	—	9/15/2021	0.00%
OEConnection LLC	Revolver 1L 04/24	20	—	—	4/22/2024	0.00%
Oxford Global Resources LLC	Revolver 1L 08/21	129	—	—	8/17/2021	0.00%
PartsSource Inc	Revolver 1L 10/21	87	46	46	10/18/2021	0.01%
Radwell International LLC	Revolver 1L 04/22	68	3	3	12/1/2022	0.00%
Service Express Inc	Revolver 1L 08/24	27	—	—	8/15/2024	0.00%
Time Manufacturing Co	Revolver 1L 12/21	154	60	46	12/1/2021	0.01%
Woolpert Inc	Revolver 1L 05/24	39	6	6	5/8/2024	0.00%
Zeus Industrial Products Inc	Revolver 1L 02/24	36	—	—	2/28/2024	0.00%
High Yield
Nidda Healthcare Holding AG	7.500% 08/2026	868	962	976	10/20/2023	0.13%
Ultra Electronics Holdings Ltd	7.25% 01/2030	2,162	2,112	2,142	8/4/2022	0.29%
Ultra Electronics Holdings Ltd	9.0% PIK 01/2031	2,611	2,554	2,541	8/4/2022	0.34%
Equity & Other Investments
Affordable Care Inc	11.750% PIK Pref Equity	677,000	664	680	8/2/2021	0.09%
Altitude II	Private Equity	477,666	478	506	12/15/2022	0.07%
American Vision Partners	Private Equity	53,939	55	38	9/30/2021	0.01%
Amerivet Partners Management Inc	11.500% 12/2059	298	289	217	2/25/2022	0.03%
Auxilior Capital Partners Inc	14.500% 04/2030	1	100	101	4/30/2024	0.01%
Avenue One PropCo	Private Equity	2,443,830	2,444	2,513	3/15/2024	0.34%

Credit Opportunities Portfolio	October 31, 2024

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Discover Financial Services	Private Equity	480,284	$480	$467	9/6/2024	0.06%
Foresight Energy LLC	Common Stock	17,979	205	101	6/30/2020	0.01%
Global Lending Services LLC	Private Equity	176,515	177	188	8/5/2024	0.03%
Magna Legal Services LLC	Common Stock	618	62	86	11/22/2022	0.01%
Med-Metrix	8.000% 12/2050 PIK Pref Equity	597	30	30	9/15/2021	0.00%
Med-Metrix	Common Stock	597	30	70	9/15/2021	0.01%
Pretium Partners LLC P2	Private Equity	1,635,306	1,603	1,860	12/16/2021	0.25%
Pure Gym Ltd	Private Equity	1,416,469	1,925	2,377	1/28/2022	0.32%
SIRVA Worldwide Inc	15.250% 08/2030	490	486	194	8/20/2024	0.03%
SIRVA Worldwide Inc	15.250% 08/2030	15	6	6	8/20/2024	0.00%
SIRVA Worldwide Inc	Common Stock	2,131	6	2	8/20/2024	0.00%
SIRVA Worldwide Inc	Common Stock	1,646	2	2	8/20/2024	0.00%
SunPower Financial	Private Equity	36,006	36	49	6/7/2023	0.01%
TDC LLP	Private Equity	9,880	12	12	6/29/2023	0.00%
TDC LLP	8.000% Pref Equity	186,159	237	242	4/24/2023	0.03%
Ultra Electronics Holdings Ltd	Private Equity	43,729	—	71	9/8/2022	0.01%
Ultra Electronics Holdings Ltd	Private Equity	15,618,015	156	248	8/2/2022	0.03%
Yak Access LLC	Common Stock	11,000	—	29	3/10/2023	0.00%
			$185,912	$181,726
(1)Refer to the Schedule of Investments for more details on securities listed.
The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Leveraged Loans	High Yield Securities	Asset Backed Securities	Equity & Other Investments

Balances as of October 31, 2023	$169,983	$11,394	$50,009	$34,768
Purchases	38,851	674	41,141	5,339
Sales and paydowns	(60,360)	(1,420)	(28,707)	(15,370)
Accretion of discounts	303	15	127	—
Net change in appreciation (depreciation)	(2,679)	4,284	3,063	2,141
Net realized gains (losses)	829	(9,929)	534	539
Transfers in (1)	6,622	—	—	149
Transfers out (2)	(2,678)	—	—	—
Balances as of October 31, 2024	$150,871	$5,018	$66,167	$27,566
Net change in appreciation (depreciation) on investments held at October 31, 2024	$(2,740)	$57	$2,586	$2,707
(1)Transferred from Level 2 to Level 3 due to a lack of observable market data, resulting from a decrease in market activity for the securities.
(2)Transferred from Level 3 to Level 2 because observable market data became available for the securities.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2024:

Credit Opportunities Portfolio	October 31, 2024

Financial Asset	Fair Value (in thousands)	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input
Leveraged Loans	$150,871	Current Valuation Method	EBITDA Multiple	7.0x - 11.8x (9.1x)	Increase
		Yield Analysis	Yield	4.9% - 16.0% (10.3%)	Decrease
			Discount Margin	0.9% - 3.4% (1.6%)	Decrease
Asset Backed Securities	$66,167	Yield Analysis	Discount Margin	1.0% - 7.7% (5.3%)	Decrease
		Discounted Cash Flows	Probability of default	2.0%	Decrease
			Constant prepayment rate (4)	20.0%	Increase
Equity & Other Investments	$27,566	Current Valuation Method	LTM EBITDA	2.8x - 15.8x (11.8x)	Increase
			FWD EBITDA	4.5x	Increase
		Option Pricing Method	FWD EBITDA	7.0x	Increase
		Discounted Cash Flows	WACC	9.6% - 21.0% (12.1%)	Decrease
		Yield Analysis	Yield	8.9% - 20.0% (11.7%)	Decrease
High Yield Securities	$5,018	Yield Analysis	Yield	11.6% - 13.7% (12.8%)	Decrease
			Discount Margin	2.6%	Decrease
(1)For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.
(2)The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.
(3)Weighted average amounts are based on the estimated fair values.
(4)An increase in the constant prepayment rate would decrease the fair value of a security trading above par and increase the fair value of a security trading below par.

6.    Investment Transactions
The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2024 were as follows (in thousands):

Purchases	$512,025
Sales	$445,248
There were no purchases or sales of U.S. Government securities.
7.    Shareholder Transactions
As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to request the repurchase of their shares on a quarterly basis. The Fund is required to offer to repurchase no less than 10.0% of its outstanding shares with each repurchase offer and under normal market conditions, the Board expects to authorize a 10.0% offer (“Repurchase Offer”). The Fund may not offer to repurchase more than 25.0% of its outstanding shares during any offer. Quarterly repurchases will occur in the months of January, April, July and October.

The time and dates by which Repurchase Offers must be received in good order (“Repurchase Request Deadline”) are generally 4:00 p.m. Eastern time on the first Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Pricing Date”). Payment for all shares repurchased pursuant to these offers will be made no later than seven calendar days after the Repurchase Pricing

Credit Opportunities Portfolio	October 31, 2024

Date (“Repurchase Payment Deadline”). Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the Repurchase Pricing Date. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of shares to be repurchased by up to 2.0% of the shares outstanding on the Repurchase Request Deadline. If there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro rata basis.

During the year ended October 31, 2024, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase no less than 10.0% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Share the Fund Offered to Repurchase(1)	Repurchase Pricing Date	Pricing Date NAV	Amount Repurchased (in thousands)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased

1/12/2024	10%	1/12/2024	$23.17	$8,477	370,887	1.24%
4/12/2024	10%	4/12/2024	$23.70	$14,970	636,339	2.02%
7/12/2024	10%	7/12/2024	$23.57	$35,814	1,560,538	4.77%
10/11/2024	10%	10/11/2024	$23.75	$21,223	904,084	2.84%
(1)If total repurchase request exceeds 10.0% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2.0% of its total outstanding shares.

Transactions to the Fund’s shares were as follows:

	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold
Class D	—	$—	—	$—
Class I	1,363,559	32,654	774,295	17,679
Class T	276,336	6,614	94,977	2,159
Class U	2,500,271	57,441	5,630,395	122,381
Reinvested Dividends
Class D	—	—	—	—
Class I	496,430	11,955	423,009	9,556
Class T	94,044	2,247	72,481	1,623
Class U	1,219,045	27,981	863,295	18,649
Shares Redeemed
Class D	(41,570)	(921)	(40,680)	(839)
Class I	(531,477)	(12,891)	(1,027,053)	(23,327)
Class T	(28,755)	(683)	(200,082)	(4,510)
Class U	(2,870,046)	(65,989)	(1,657,908)	(36,108)
Net Increase in Net Assets	2,477,837	$58,408	4,932,729	$107,263

Credit Opportunities Portfolio	October 31, 2024

8.    Commitments and Contingencies
The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of October 31, 2024, total unfunded commitments on these credit agreements were $7.2 million and the cumulative unrealized losses on these unfunded commitments were less than $0.1 million.
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.
9.    Federal Income Taxes
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income and net realized losses on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature.

As of October 31, 2024, the permanent differences reclassified (to)/from Accumulated Deficit and Paid-in Capital were not material to the Fund’s financial statements.
The tax character of distributions declared for the year ended October 31, 2024 and 2023 were as follows (in thousands):

	Ordinary Income	Total

October 31, 2024*	$61,529	$61,529
October 31, 2023	48,671	48,671
*The final tax character of any distribution declared during 2024 will be determined in January 2025 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.
As of October 31, 2024, the components of accumulated losses on a tax basis for the Fund are as follows (in thousands):

Undistributed Ordinary Income	Net Unrealized Appreciation	Other Temporary Differences	Total Accumulated Losses

$1,217	$5,071	$(54,468)	$(48,180)
Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. As of October 31, 2024, the Fund had non-expiring capital loss carry-forwards of $52.2 million.

As of October 31, 2024, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows (in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

$943,163	$30,266	$(25,195)	$5,071

Credit Opportunities Portfolio	October 31, 2024

10.     Borrowings
Credit facility: On July 13, 2023, the Fund entered into a multi-currency credit facility agreement (the “BNP Credit Facility”) with BNP Paribas SA to borrow up to $300.0 million, with options to increase the commitment in $5.0 million increments. Borrowings accrue interest based on the Secured Overnight Financing Rate, or at a rate applicable to each currency’s borrowings, plus a spread of 1.95%. Commitment fees accrue daily at a rate of 0.35% or 0.65%, depending on the utilization levels. On August 12, 2024, the BNP Credit Facility was amended to extend the maturity date to August 2026 and to reduce the spread to 1.90%. The BNP Credit Facility contains certain covenants that require the maintenance of ratios throughout the borrowing period. As of October 31, 2024, the Fund is in compliance with these covenants.The initial term of the BNP Credit Facility ends on July 13, 2025, with an option to extend the term. The fair value of the BNP Credit Facility approximates its carrying value due to variable interest rates that periodically reset to market rates. This fair value was determined using Level 2 inputs in the fair value hierarchy.
The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread), and average borrowings for the BNP Credit Facility during the year ended October 31, 2024 were as follows (in thousands):

Stated interest expense	$16,498
Unused commitment fees	206
Amortization of deferred financing costs	277
Total interest expense	$16,981
Weighted average interest rate	6.83%
Average borrowings	$241,656
Reverse Repurchase Agreements: On May 25, 2022, the Fund executed a Master Repurchase Agreement (“MRA”) with J.P. Morgan Securities LLC (“JPM”) as the counterparty to the agreement. In this reverse repurchase agreement, the Fund delivers a security in exchange for cash to JPM with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to JPM during the term of the agreement.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
As of October 31, 2024, the Fund had no reverse repurchase agreements outstanding under the MRA.

Credit Opportunities Portfolio	October 31, 2024

11.     Senior Securities Asset Coverage
The following table sets forth certain information regarding the Fund’s senior securities as of October 31, 2024 and the prior fiscal years. The Fund’s senior securities during this time period are comprised solely of outstanding indebtedness from its credit facility, which constitutes a “senior security” as defined in the 1940 Act. Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat its reverse repurchase agreement as a derivative and, therefore, it does not qualify as a “senior security” for purposes of the 1940 Act.

Period Ended	Amount Outstanding (in thousands)	Asset Coverage Per $1,000(1)
October 31, 2024	$253,428	$3,925
October 31, 2023	221,899	3,877
October 31, 2022	222,594	3,266
October 31, 2021	148,685	3,997
October 31, 2020	5,538	23,142
(1)Asset covered per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not representing senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of KKR Credit Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of KKR Credit Opportunities Portfolio (the “Fund”), including the schedule of investments, as of October 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from February 28, 2020 (commencement of operations) to October 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position and schedule of investments of the Fund as of October 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period from February 28, 2020 (commencement of operations) to October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, loan agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

December 20, 2024

San Francisco, CA

We have served as the auditor of one or more investment companies within the group of investment companies since 2013.

Credit Opportunities Portfolio	October 31, 2024

Trustees and Officers

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)

Interested Trustees(1)

Rudy Pimentel (54) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee, Chair and President	Since December 2023	Managing Director, KKR (since 2022), Vice President, T. Rowe Price (2017-2022).	2	None.

Independent Trustees(1)

Tobin V. Levy (80) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since Inception	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (2011-2014).	2	None.

Jeffrey L. Zlot (53) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since Inception	Managing Director, Tiedemann Advisors (formerly, Tiedemann Wealth Management) (investment consultant and investment banking) (since 1997).	2	None.

Michael E. Cahill (73) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since Inception	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	2	None.

Catherine Sidamon-Eristoff (60) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA	Trustee	Since Inception	Treasurer and Board Member, C-Change Conversations (non-profit organization) (Since 2017) Board Member, FlexPaths LLC (workplace strategy and consulting firm) (Since 2008) Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	4	None.

Lourdes Perez-Berkeley (62) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA	Trustee	Since November 2024	Senior Advisor, Independence Point Advisors (investment bank advisory firm) (since 2022); Director-Financial Markets Advisory, BlackRock (2015-2018); Director, PwC LLP (2010-2015); Managing Director, Citigroup (1988-2003); Deloitte & Touche (1984-1987)	2	None.

Credit Opportunities Portfolio	October 31, 2024

(1)“Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Mr. Pimentel is an Interested Trustee because he is a Member of KKR, the parent company of the Adviser.
(2)The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust, KKR Income Opportunities Fund, KKR Asset-Based Income Fund, and KKR US Direct Lending Fund-U Inc.
(3)This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience

Principal Officers who are not Trustees

Thomas Murphy (57)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since Inception	Chief Financial Officer, KKR Financial Holdings LLC (since 2015); Director (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009); Managing Director, KKR Credit Advisors (US) LLC (since 2021).

Michael Nguyen (42)	Chief Compliance Officer	Since June 2022	Director, KKR Credit Advisors (US) LLC (2022-present), Principal, KKR Credit Advisors (US) LLC (2013-2022).

Lori Hoffman (36)	Secretary and Vice President	Since June 2022	Director, KKR Credit Advisors (US) LLC (2024-present), Principal, KKR Credit Advisors (US) LLC (2020-2024); Associate, Dechert LLP (2013-2020).

Doug Krupa (46)	Vice President, Head of Investor Relations	Since Inception	Managing Director, KKR Client and Partner Group (since 2019); Global Head of Product Strategy, Blackstone Inc. (2011-2019).

Credit Opportunities Portfolio	October 31, 2024

Dividend Reinvestment Plan (Unaudited)
KKR Credit Opportunities Portfolio, a Delaware statutory trust (the “Fund”), hereby adopts the following Dividend Reinvestment Plan (the “Plan”) with respect to distributions declared by its board of trustees (the “Board”) on its shares of beneficial interest (the “Shares”):
1.Participation; Agent. The Fund’s Plan is available to shareholders of record of the Shares. SS&C GIDS, Inc. (“Plan Administrator”) acting as agent for each participant in the Plan, will apply income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, that become payable to such participant on Shares (including shares held in the participant’s name and shares accumulated under the Plan), to the purchase of additional whole and fractional Shares for such participant.
2.Eligibility and Election to Participate. Participation in the Plan is limited to registered owners of Shares. The Fund’s Board reserves the right to amend or terminate the Plan. Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. If participating in the Plan, a shareholder is required to include all of the Shares owned by such shareholder in the Plan.
3.Share Purchases. When the Fund declares a Distribution, the Plan Administrator, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Shares issued to a shareholder under the Plan. All shares purchased under the Plan will be held in the name of each participant. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the Plan, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the Plan.
4.Timing of Purchases. The Fund expects to issue Shares pursuant to the Plan, immediately following each Distribution payment date, and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a participant will be distributed to that participant.
5.Account Statements. The Plan Administrator will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Plan Administrator will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the Plan. The Plan Administrator will confirm to each participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. No less frequently than quarterly, the Plan Administrator will provide to each participant an account statement showing the Distribution, the number of shares purchased with the Distribution, and the year-to-date and cumulative Distributions paid.
6.Expenses. There will be no direct expenses to participants for the administration of the Plan. There is no direct service charge to participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All fees associated with the Plan will be paid by the Fund.
7.Taxation of Distributions. The reinvestment of Distributions does not relieve the participant of any taxes which may be payable on such Distributions.
8.Voting of Shares. Shares issued pursuant to the Plan will have the same voting rights as the Shares issued pursuant to the Fund’s public offering.

Credit Opportunities Portfolio	October 31, 2024

9.Absence of Liability. Neither the Fund nor the Plan Administrator shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither the Fund nor the Plan Administrator shall be liable for any act done in good faith or for any good faith omission to act, including, without limitation, any claims of liability: (a) arising out of the failure to terminate a participant’s account prior to receipt of written notice of such participant’s death, or (b) with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made. NOTWITHSTANDING THE FOREGOING, LIABILITY UNDER THE U.S. FEDERAL SECURITIES LAWS CANNOT BE WAIVED.
10.Termination of Participation. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan at any time by written instructions to that effect to the Plan Administrator. Such written instructions must be received by the Plan Administrator three (3) days prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the Plan.
11.Amendment, Supplement, Termination, and Suspension of Plan. This Plan may be amended, supplemented, or terminated by the Fund at any time in its sole and absolute discretion. The amendment or supplement shall be filed with the Securities and Exchange Commission as an exhibit to a subsequent appropriate filing made by the Fund and shall be deemed to be accepted by each participant unless, prior to its effective date thereof, the Plan Administrator receives written notice of termination of the participant’s account. Amendment may include an appointment by the Fund or the Plan Administrator, with the approval of the Fund, of a successor agent, in which event such successor shall have all of the rights and obligations of the Plan Administrator under this Plan. The Fund may suspend the Plan at any time without notice to the participants.
12.Governing Law. This Plan and the authorization form signed by the participant (which is deemed a part of this Plan) and the participant’s account shall be governed by and construed in accordance with the laws of the State of New York.

Credit Opportunities Portfolio	October 31, 2024

Additional Information

FEDERAL TAX INFORMATION

For the fiscal year ended October 31, 2024, certain dividends paid by the Fund may be subject to a maximum rate of 20.0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2024 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended October 31, 2024 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2024 was 84.75%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the fiscal year ended October 31, 2024. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Credit Opportunities Portfolio	October 31, 2024

Approval of Investment Advisory Agreement
Background

At a meeting of the Board of Trustees (the “Board”) of KKR Credit Opportunities Portfolio (the “Fund”) held on June 13, 2024 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement between KKR Credit Advisors (US) LLC (the “Adviser”) and the Fund (the “Investment Advisory Agreement”).

Prior to the Meeting, the Independent Trustees received a memorandum from their independent legal counsel concerning their duties and responsibilities in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials and reports prepared by the Adviser and a third-party service provider comparing fee, expense and performance information to that of a collection of registered closed-end funds operated as “interval funds” believed by the Adviser to have comparable investment objectives and strategies to the Fund (the “Peer Funds”) as well as the Fund’s Morningstar category.

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:
Nature, Extent and Quality of Services

In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio. The Board noted the Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, expertise in private credit transactions, and analytical and risk management capabilities. The Board determined that the nature, extent and quality of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.

Performance, Fees and Expenses of the Fund

The Board considered the performance of the Fund for the one-year and three-year periods (as of December 31, 2023) under the management of the Adviser on an absolute basis and in comparison to that of the Peer Funds and the Fund’s Morningstar category. The Board also considered the Adviser’s rationale for including certain funds among the Peer Funds for purposes of comparison, as well as the reasons why the Adviser believes that the Fund’s Morningstar category provides an imprecise comparison. The Adviser also discussed with the Board the key contributors and detractors to the Fund’s performance during the period.

Credit Opportunities Portfolio	October 31, 2024

The Board then discussed with the Adviser the Fund’s fees and expenses relative to the Peer Funds, Morningstar category and other accounts advised by the Adviser. The Board noted that the Fund’s advisory fee is generally comparable to the fees charged by the Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members. The Board further noted that the Fund’s advisory fee was higher than the median advisory fee of its Morningstar category. The Board also took into account the impact of leverage on the advisory fee paid by the Fund. In addition to the advisory fee, the Board also reviewed the net expense ratio of the Fund’s Class I Shares and observed that the net expense ratio of the Fund’s Class I Shares was higher than the median but within the range of the Fund’s Morningstar category. Following its review, in light of the extent and high quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.
Economies of Scale

The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee schedule, which does not include breakpoints. The Board concluded that the Fund’s advisory fee is appropriate in light of the projected size of the Fund and appropriately reflect the current economic and competitive environment for the Adviser. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.
Profitability of the Adviser

The Board considered the profitability to the Adviser as a result of its relationship with the Fund. The Board had been provided information concerning costs incurred and profits realized by the Adviser under the Investment Advisory Agreement. The Trustees observed that the pre-tax profit margins generated by the Fund were higher than the Adviser’s overall profit margins. The Adviser discussed with the Board its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.
Other Benefits of the Relationship

The Board considered other benefits to the Adviser derived from its relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at that time.
Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.
Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

Credit Opportunities Portfolio	October 31, 2024

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the Fund’s advisory fee was reasonable in light of the services provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve the renewal of the Investment Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Meeting and over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their independent legal counsel present. Individual Trustees may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Investment Advisory Agreement.

Credit Opportunities Portfolio	October 31, 2024

Privacy Notice
Protection and Security of Your Personal Information
Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.
The Personal Information We Collect and How We Collect It
We collect the following types of personal information about individuals who are our investors:
•Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;
•Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and
•Information we receive from third parties such as demographic information and information collected to comply with law and regulation.
When you are no longer an investor with us, we continue to share your information as described in this notice.
How and Why We Share Personal Information
This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.
•For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•process your transactions;
•provide financial products or services to you;
•maintain your investment(s);
•secure business services, including printing, mailing, and processing or analyzing data;
•secure professional services, including accounting and legal services; or
•respond to court orders and legal investigations.
You cannot limit sharing by KKR for everyday business purposes.
•For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.
•For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.
•For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

Credit Opportunities Portfolio	October 31, 2024

•For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.
•For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.
•For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.
U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.
How We Protect Your Personal Information
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Definitions
Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.
Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.
Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Credit Opportunities Portfolio	October 31, 2024

(b) Not applicable

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Tobin V. Levy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal year as follows:

	10/31/2024	10/31/2023
(a)Audit Fees	$300,000	$300,000
(b)Audit-Related Fees	25,000	25,000
(c)Tax Fees	11,610	11,610
(d)All Other Fees	N/A	N/A
(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	10/31/2024	10/31/2023
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	N/A	N/A
(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal periods were $36,610 and $11,610.

Credit Opportunities Portfolio	October 31, 2024

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

(a) Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(a) Not applicable

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(a) Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of the investment advisory contract is included in the response to Item 1, above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING POLICY AND PROCEDURES

A.    General

KKR Credit Advisors (US) LLC (the “Adviser”) provides investment advisory services to its Client, and invests the assets of these Clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of its Clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

Credit Opportunities Portfolio	October 31, 2024

This policy is designed to ensure that all proxies are voted in the best interest of the Adviser’s Clients, to provide disclosure of the Adviser’s proxy voting records and to ensure that certain documentation is retained.

B.    Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Adviser currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Adviser with its independent analysis and recommendation with respect to generally all proxy proposals that the Adviser votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

The Adviser will have the responsibility of voting proxies that it receives on behalf of its Clients. The Adviser has engaged ISS to assist with its proxy voting, however, the Adviser retains ultimate voting discretion with respect to its Clients. The Adviser may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its Clients. In each instance where the Adviser votes contrary to the ISS recommendation, The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision.

In addition, the Adviser may choose not to vote proxies in certain situations, such as where the Adviser has deemed the cost of voting would exceed any anticipated benefit to the Adviser’s Clients or where a proxy is received by the Adviser for a security it no longer manages on behalf of its Clients. The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for the Adviser’s decision not to vote.

C.    Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

D.    Proxy Voting Records

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:
•a copy of the proxy voting policies and procedures;
•a copy of all proxy statements received regarding securities of its Clients;
•a record of each vote the Adviser casts on behalf of Firm Clients;
•records of the Adviser’s Client requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any Client request for information on how the Adviser voted proxies on its behalf; and
•any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.
The foregoing records will be maintained and preserved in accordance with the Adviser’s Maintenance of Books and Records Policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR & Co. Inc.’s (together with its affiliates, “KKR”) global network. With more than 2,500 employees in its business, including

Credit Opportunities Portfolio	October 31, 2024

more than 750 dedicated investment professionals, located in San Francisco, New York, Orlando, London, Dublin, Madrid, Hong Kong, Mumbai, Singapore and Sydney, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professional of the Adviser, who has primary responsibility for day-to-day management and oversight of the Fund is Christopher A. Sheldon, Jeremiah S. Lane and Daniel Pietrzak. Additionally, the US Leveraged Credit Investment Committee that exercises oversight over, and provides insight to, the investment activities of the Fund is comprised of:

Christopher A. Sheldon joined KKR in 2004, and is a Member of KKR. Mr. Sheldon serves as the Head of Leveraged Credit. Mr. Sheldon is a Portfolio Manager for the Adviser’s Leveraged Credit and Private Credit funds and portfolios. Mr. Sheldon is a member of the Adviser’s US Leveraged Credit Investment Committee, Global Private Credit Investment Committee and the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Sheldon was a vice president and senior investment analyst with Wells Fargo’s high yield securities group. Previously, Mr. Sheldon worked at Young & Rubicam Advertising and SFM Media Corporation in their media-planning departments. Mr. Sheldon holds a B.A. from Denison University.

Jeremiah S. Lane joined KKR in 2005, and is a Member of KKR. Mr. Lane is a Portfolio Manager for the Adviser’s Leveraged Credit funds and portfolios. Mr. Lane is a member of the Adviser’s US Leveraged Investment Committee, as well as a member of the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Lane worked as an associate in the investment banking/technology, media and telecom group at J.P. Morgan Chase. Mr. Lane holds an A.B. with honors in History from Harvard University.

Daniel Pietrzak joined KKR in 2016 and is a Member of KKR. Mr. Pietrzak is a portfolio manager for KKR’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Mr. Pietrzak is Chief Investment Officer of the KKR / FS Investments joint venture and of the business development companies managed by the joint venture, including FS KKR Capital Corp., which trades on the NYSE. Prior to joining KKR, Mr. Pietrzak was a managing director and the co-head of Deutsche Bank’s structured finance business across the Americas and Europe. Previously, Mr. Pietrzak held various roles in the credit businesses of Societe Generale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a CPA. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

(a)(2) Other Accounts Managed by the Portfolio Managers

The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2024: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Christopher A. Sheldon	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$521	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	10	$86,556	5	$6,306
Other Accounts	17	$5,138	11	$3,562

Credit Opportunities Portfolio	October 31, 2024

Jeremiah S. Lane	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$521	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$96,625	1	$14,562
Other Accounts	65	$25,957	3	$430

Daniel Pietrzak	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$438	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	19	$81,910	16	$19,899
Other Accounts	22	$4,727	15	$4,044

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.

The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser, which may include proprietary accounts, including investment or co-investment vehicles established for personnel of KKR or its affiliates. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its

Credit Opportunities Portfolio	October 31, 2024

interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

The Adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business

Credit Opportunities Portfolio	October 31, 2024

includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

As a registered investment company, the Fund is limited in its ability to make investments in issuers in which the Adviser or its affiliates’ other clients have an investment. The Fund is limited in its ability to co-invest with the Adviser or one or more of its affiliates without an exemptive order from the SEC. On January 5, 2022, the SEC issued an exemptive order granting exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to restrictive conditions specified in the exemptive order intended to mitigate certain conflicts of interest.

On February 1, 2021, KKR acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the Adviser, will serve as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Fund in some or all investments in the Fund’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, the Adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Fund. The establishment of Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit the KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment

Credit Opportunities Portfolio	October 31, 2024

professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees steering committees, or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which could adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer.

The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser could come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund might not be aligned. As a result of these conflicts and restrictions, the Adviser could be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser could choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and

Credit Opportunities Portfolio	October 31, 2024

transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with Fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

The Fund’s shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax, and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which could be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its shareholders as a whole, not the investment, tax or other objectives of any shareholder individually.

The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the descriptions above are not a complete description of every conflict of interest that could be deemed to exist in managing the Fund and other funds and accounts advised or controlled by KKR.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Credit Opportunities Portfolio	October 31, 2024

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in certain KKR fund investments (other than the Fund). The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for KKR’s various businesses and the individual roles/responsibilities within each of those businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended October 31, 2024, the portfolio manager beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**
Christopher A. Sheldon	None
Jeremiah S. Lane	None
Daniel Pietrzak	None

** Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Reward of Erroneously Awarded Compensation

Credit Opportunities Portfolio	October 31, 2024

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics, as amended, are filed herewith.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

Credit Opportunities Portfolio	October 31, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Credit Opportunities Portfolio

By /s/ Rudy Pimentel
Rudy Pimentel, President

Date December 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Rudy Pimentel
Rudy Pimentel, President

Date December 20, 2024

By /s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting
Officer & Chief Financial Officer

Date December 20, 2024